PROSPECTUS  |  NOVEMBER 1, 2012

The AllianceBernstein Growth Funds

Domestic Growth Funds                                            Global Growth Funds
(Shares Offered--Exchange Ticker Symbol)                         (Shares Offered--Exchange Ticker Symbol)

    AllianceBernstein Growth Fund                                    AllianceBernstein Global Thematic Growth Fund
    (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX;                    (Class A-ALTFX; Class B-ATEBX; Class C-ATECX;
     Class R-AGFRX; Class K-AGFKX; Class I-AGFIX;                     Class R-ATERX; Class K-ATEKX; Class I-AGTIX;
     Advisor Class-AGRYX)                                             Advisor Class-ATEYX)

    AllianceBernstein Large Cap Growth Fund                          AllianceBernstein International Growth Fund
    (Class A-APGAX; Class B-APGBX; Class C-APGCX;                    (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX;
     Class R-ABPRX; Class K-ALCKX; Class I-ALLIX;                     Class R-AWPRX; Class K-AWPKX; Class I-AWPIX;
     Advisor Class-APGYX)                                             Advisor Class-AWPYX)

    AllianceBernstein Discovery Growth Fund                          AllianceBernstein International Discovery Equity
    (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX;                    Portfolio
     Class R-CHCRX; Class K-CHCKX; Class I-CHCIX;                    (Class A-ADEAX; Class C-AIDCX; Class R-ADERX;
     Advisor Class-CHCYX)                                             Class K-ADEKX; Class I-ADEIX; Advisor Class-ADEYX)

    AllianceBernstein Small Cap Growth Portfolio                     AllianceBernstein International Focus 40 Portfolio
    (Class A-QUASX; Class B-QUABX; Class C-QUACX;                    (Class A-AIIAX; Class C-ABFCX; Class R-ABFRX;
     Class R-QUARX; Class K-QUAKX; Class I-QUAIX;                     Class K-ABFKX; Class I-ABFIX; Advisor Class-ABFYX)
     Advisor Class-QUAYX)

    AllianceBernstein U.S. Strategic Research Portfolio
    (Class A-AURAX; Class C-AURCX; Class R-AURRX;
     Class K-AURKX; Class I-AURIX; Advisor Class-AURYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

  ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO..  32

  ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO..........  36

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  41

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DOMESTIC GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 113 of the Funds' Statement of Additional Information
("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                        CLASS B SHARES                               CLASS
           CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
           SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
-----------------------------------------------------------------------------
Maximum
Sales
Charge
(Load)
Imposed
on
Purchases
(as a
percentage
of
offering
price)       4.25%            None            None       None         None
-----------------------------------------------------------------------------
Maximum
Deferred
Sales
Charge
(Load)
(as a
percentage
of
offering
price or
redemption
proceeds,
whichever
is lower)   None(a)         4.00%(b)        1.00%(c)     None         None
-----------------------------------------------------------------------------
Exchange
 Fee         None             None            None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .32%    .43%    .34%       .32%       .26%    .19%   .12%
  Other Expenses                            .09%    .09%    .09%       .09%       .09%    .09%   .09%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .41%    .52%    .43%       .41%       .35%    .28%   .21%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.46%   2.27%   2.18%      1.16%      1.60%   1.28%   .96%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  567  $  630  $  321     $  118     $  163  $  130  $   98
After 3 Years   $  867  $  909  $  682     $  368     $  505  $  406  $  306
After 5 Years   $1,189  $1,215  $1,169     $  638     $  871  $  702  $  531
After 10 Years  $2,097  $2,402  $2,513     $1,409     $1,900  $1,545  $1,178
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                        CLASS B CLASS C
-----------------------------------------------------------------------
After 1 Year                                            $  230  $  221
After 3 Years                                           $  709  $  682
After 5 Years                                           $1,215  $1,169
After 10 Years                                          $2,402  $2,513
-----------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 103% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the
Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts seek to identify companies or industries for which other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Fund's Investment Advisory Members (oversight groups composed of senior investment professionals), senior sector analysts are responsible for the construction of the portfolio. This investment team allocates the Fund's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

In addition to working with the senior sector analysts to review and assess the
Fund's portfolio characteristics, the Investment Advisory Members'
responsibility includes cross-fertilizing best practices and insight across the firm.

The Fund has the flexibility to invest across the capitalization spectrum. The
Fund is designed for those seeking exposure to companies of various sizes.
Normally, the Fund invests in approximately 65-120 companies.

The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts
(including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

                                                                             5

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing &
Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 15.58%.

                                    [CHART]

  02       03      04      05      06      07      08       09      10     11
-------  ------  ------  ------  ------  ------  -------  ------  ------  -----
-28.63%  34.88%  15.03%  11.64%  -2.04%  12.76%  -43.38%  35.05%  14.95%  1.04%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 15.35%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN
-22.97%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                  1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                -3.25% -0.84%   1.51%
               -------------------------------------------------  ------ ------- --------
               Return After Taxes on Distributions                -3.25% -0.84%   1.51%
               -------------------------------------------------  ------ ------- --------
               Return After Taxes on Distributions and Sale of
               Fund Shares                                        -2.11% -0.71%   1.29%
-----------------------------------------------------------------------------------------
Class B        Return Before Taxes                                -3.80% -0.78%   1.32%
-----------------------------------------------------------------------------------------
Class C        Return Before Taxes                                -0.67% -0.70%   1.21%
-----------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                 1.33%  0.33%   2.26%
-----------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                 0.93% -0.06%   1.84%
-----------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                 1.24%  0.26%   2.12%
-----------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                 1.59%  0.59%   2.43%
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index (reflects no deduction for fees,
expenses, or taxes)                                                2.64%  2.50%   2.59%
-----------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and
   Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2008      Senior Vice President of the Adviser

Amy P. Raskin       Since 2010      Senior Vice President of the Adviser

Vadim Zlotnikov     Since 2008      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 40 in this Prospectus.

                                                                             7

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 113 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                       CLASS B SHARES
                                                                         CLASS A   (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES      TO NEW INVESTORS)    SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        4.25%             None            None       None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None(a)          4.00%(b)        1.00%(c)     None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None        None
                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                               CLASS A  CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .75%      .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees                        .30%     1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                                                .27%      .38%    .31%       .26%       .26%    .20%   .07%
  Other Expenses                                                .05%      .05%    .05%       .06%       .05%    .05%   .05%
                                                              ------     -----   -----      -----      -----   -----   ----
Total Other Expenses                                            .32%      .43%    .36%       .32%       .31%    .25%   .12%
                                                              ------     -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses                           1.37%     2.18%   2.11%      1.07%      1.56%   1.25%   .87%
                                                              ======     =====   =====      =====      =====   =====   ====
Fee Waiver and/or Expense Reimbursement                       (.12)%(d)    -0-     -0-        -0-        -0-     -0-    -0-
                                                              ------     -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement(d)                                      1.25%     2.18%   2.11%      1.07%      1.56%   1.25%   .87%
                                                              ======     =====   =====      =====      =====   =====   ====
-----------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year.

(d)The fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2013 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days' notice to the Fund prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  547  $  621  $  314     $  109     $  159  $  127  $   89
After 3 Years   $  829  $  882  $  661     $  340     $  493  $  397  $  278
After 5 Years   $1,132  $1,169  $1,134     $  590     $  850  $  686  $  482
After 10 Years  $1,991  $2,308  $2,441     $1,306     $1,856  $1,511  $1,073
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  221  $  214
After 3 Years   $  682  $  661
After 5 Years   $1,169  $1,134
After 10 Years  $2,308  $2,441
-------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Fund invests primarily in the domestic equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies and normally invests in approximately
50-70 companies. Under normal circumstances, the Fund will invest at least 80%
of its net assets in common stocks of large-capitalization companies.

For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.4 billion to $540 billion as of June 30, 2012, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

This investment team allocates the Fund's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Adviser's research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts
(including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value or, NAV.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

                                                                             9

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing &
Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 20.24%.

                                    [CHART]

   02      03       04      05      06      07      08       09     10      11
-------  ------   -----   ------  ------  ------  -------  ------  -----  ------
-32.38%  22.71%   8.19%   14.15%  -0.91%  13.77%  -31.66%  41.15%  9.41%  -0.89%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 16.51%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-16.39%, 2ND QUARTER, 2002.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -5.10%  2.64%   1.47%
               ------------------------------------------------------------ ------ ------- --------
               Return After Taxes on Distributions                          -5.10%  2.64%   1.47%
               ------------------------------------------------------------ ------ ------- --------
               Return After Taxes on Distributions and Sale of Fund Shares  -3.32%  2.26%   1.26%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -5.71%  2.66%   1.28%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -2.75%  2.71%   1.13%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -0.73%  3.78%   2.18%
---------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                          -1.18%  3.39%   1.76%
---------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                          -0.92%  3.69%   2.06%
---------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                          -0.58%  4.06%   2.40%
---------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                         2.64%  2.50%   2.59%
---------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's
   Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Frank V. Caruso       Since 2012      Senior Vice President of the Adviser

Vincent C. DuPont     Since 2012      Senior Vice President of the Adviser

John H. Fogarty       Since 2012      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 40 in this Prospectus.

                                                                             11

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND
(FORMERLY ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 113 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                       CLASS B SHARES
                                                                         CLASS A   (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES      TO NEW INVESTORS)    SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        4.25%             None            None       None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None(a)          4.00%(b)        1.00%(c)     None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None        None
                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .72%    .72%    .72%      .72%        .72%    .72%   .72%
Distribution and/or Service (12b-1) Fees    .23%   1.00%   1.00%      None        .50%    .25%   None
Other Expenses:
  Transfer Agent                            .13%    .24%    .15%      .12%        .26%    .19%   .02%
  Other Expenses                            .10%    .09%    .09%      .10%        .09%    .09%   .07%
                                           -----   -----   -----      ----       -----   -----   ----
Total Other Expenses                        .23%    .33%    .24%      .22%        .35%    .28%   .09%
                                           -----   -----   -----      ----       -----   -----   ----
Acquired Fund Fees and Expenses             .01%    .01%    .01%      .01%        .01%    .01%   .01%
                                           -----   -----   -----      ----       -----   -----   ----
Total Annual Fund Operating Expenses       1.19%   2.06%   1.97%      .95%       1.58%   1.26%   .82%
                                           =====   =====   =====      ====       =====   =====   ====
-------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  541  $  609  $  300     $   97     $  161  $  128  $   84
After 3 Years   $  787  $  846  $  618     $  303     $  499  $  400  $  262
After 5 Years   $1,052  $1,108  $1,062     $  525     $  860  $  692  $  455
After 10 Years  $1,807  $2,166  $2,296     $1,166     $1,878  $1,523  $1,014
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period.

                CLASS B CLASS C
-------------------------------
After 1 Year    $  209  $  200
After 3 Years   $  646  $  618
After 5 Years   $1,108  $1,062
After 10 Years  $2,166  $2,296
-------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market.
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million).
As of June 30, 2012, there were approximately 4,350 companies within the lowest
25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $12.7 billion. Because the Fund's definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in approximately 60-120 companies broadly diversified by sector.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.
The Fund may also invest up to 20% of its total assets in rights and warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

                                                                             13

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing &
Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT POLICIES
(PREVIOUSLY IT HAD INVESTED PRIMARILY IN "MID-CAPITALIZATION" COMPANIES) AND
ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM AT THAT TIME. ACCORDINGLY,
THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE
REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.
EFFECTIVE NOVEMBER 1, 2012, THE FUND CHANGED ITS NAME TO ALLIANCEBERNSTEIN
DISCOVERY GROWTH FUND.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 14.04%.

                                    [CHART]

   02      03       04      05       06     07      08       09      10     11
-------  ------   ------   -----   -----  ------  -------  ------  ------  -----
-32.72%  65.96%   19.23%   6.71%   1.36%  11.88%  -48.52%  46.96%  39.08%  3.64%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.27%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN
-30.35%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -0.79%  3.16%   5.33%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -0.79%  2.74%   4.73%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -0.51%  2.67%   4.50%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -1.17%  3.19%   5.06%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           1.83%  3.23%   4.93%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           3.83%  4.27%   6.03%
---------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                           3.20%  3.72%   5.51%
---------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                           3.47%  4.03%   5.80%
---------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                           4.03%  4.47%   6.17%
---------------------------------------------------------------------------------------------------
Russell 2500(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                        -1.57%  2.89%   5.23%
---------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class
   I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2008      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2008      Senior Vice President of the Adviser

Samantha S. Lau        Since 2008      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2008      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 40 in this Prospectus.

                                                                             15

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EFFECTIVE FEBRUARY 1, 2013, THE FUND WILL BE CLOSED TO NEW INVESTORS SUBJECT TO
CERTAIN EXCEPTIONS AS DISCUSSED BELOW. CURRENT SHAREHOLDERS AS OF JANUARY 31,
2013, MAY CONTINUE TO PURCHASE ADDITIONAL FUND SHARES, INCLUDING THROUGH
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND EXCHANGES. IN
ADDITION, THE FOLLOWING CATEGORIES OF SHAREHOLDERS AND INVESTORS MAY CONTINUE
TO PURCHASE FUND SHARES: (I) INVESTORS THAT HAVE ENTERED INTO A LETTER OF
INTENT PRIOR TO JANUARY 31, 2013, (II) PARTICIPANTS CURRENTLY HOLDING SHARES OF
THE FUND IN GROUP RETIREMENT PLANS THAT OFFER SHARES OF THE FUND AS AN
INVESTMENT OPTION AS OF JANUARY 31, 2013, (III) WRAP FEE PROGRAMS OR FINANCIAL
INTERMEDIARIES CHARGING ASSET-BASED FEES WITH EXISTING ACCOUNTS AS OF
JANUARY 31, 2013 PURCHASING SHARES ON BEHALF OF EXISTING CLIENTS, AND
(IV) CUSTOMERS OF CERTAIN OTHER FINANCIAL INTERMEDIARIES AS APPROVED BY THE
ADVISER.

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 113 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                      CLASS B SHARES
                                                                         CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES     TO NEW INVESTORS)    SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        4.25%            None            None       None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None(a)         4.00%(b)        1.00%(c)     None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None       None
                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .27%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .21%    .33%    .23%       .19%       .25%    .14%   .09%
  Other Expenses                            .10%    .10%    .10%       .11%       .10%    .11%   .10%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .31%    .43%    .33%       .30%       .35%    .25%   .19%
                                           -----   -----   -----      -----      -----   -----   ----
Acquired Fund Fees and Expenses             .01%    .01%    .01%       .01%       .01%    .01%   .01%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.34%   2.19%   2.09%      1.06%      1.61%   1.26%   .95%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------
(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  556  $  622  $  312     $  108     $  164  $  128  $   97
After 3 Years   $  831  $  885  $  655     $  337     $  508  $  400  $  303
After 5 Years   $1,128  $1,175  $1,124     $  585     $  876  $  692  $  525
After 10 Years  $1,969  $2,308  $2,421     $1,294     $1,911  $1,523  $1,166
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  222  $  212
After 3 Years   $  685  $  655
After 5 Years   $1,175  $1,124
After 10 Years  $2,308  $2,421
-------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 88% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market.
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies"
are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million).
As of June 30, 2012, there were approximately 4,230 smaller companies, and those smaller companies had market capitalizations ranging up to approximately
$9.3 billion. Because the Fund's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies broadly diversified by sector.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.
The Fund may also invest up to 20% of its total assets in rights or warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts
(including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

                                                                             17

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing &
Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 17.08%.

                                    [CHART]

   02      03      04      05       06      07       08      09      10     11
-------  ------  ------   -----   ------  ------  -------  ------  ------  -----
-31.84%  48.09%  13.95%   4.71%   10.58%  13.97%  -45.14%  42.02%  37.00%  4.13%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 21.22%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-28.82%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -0.29%  3.94%   4.91%
               ------------------------------------------------------------ ------ ------- --------
               Return After Taxes on Distributions                          -0.63%  3.87%   4.88%
               ------------------------------------------------------------ ------ ------- --------
               Return After Taxes on Distributions and Sale of Fund Shares  -0.04%  3.35%   4.28%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -0.71%  3.95%   4.68%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           2.35%  4.04%   4.56%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           4.38%  5.12%   5.65%
---------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                           3.86%  4.74%   5.25%
---------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                           4.19%  5.03%   5.53%
---------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                           4.53%  5.41%   5.87%
---------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                        -2.91%  2.09%   4.48%
---------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class
   I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2004      Senior Vice President of the Adviser

Samantha S. Lau        Since 2004      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 40 in this Prospectus.

                                                                             19

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 113 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                   CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K AND I
                                                                                SHARES   SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               4.25%     None       None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None      None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                      CLASS A CLASS C ADVISOR CLASS CLASS R  CLASS K  CLASS I
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                          .75%    .75%       .75%       .75%     .75%     .75%
Distribution and/or Service (12b-1) Fees                                 .30%   1.00%       None       .50%     .25%     None
Other Expenses:
  Transfer Agent                                                         .09%    .11%       .10%       .06%     .09%     .12%
  Other Expenses                                                        1.43%   1.55%      1.57%      1.54%    1.55%    1.56%
                                                                      ------- -------    -------    -------  -------  -------
Total Other Expenses                                                    1.52%   1.66%      1.67%      1.60%    1.64%    1.68%
                                                                      ------- -------    -------    -------  -------  -------
Acquired Fund Fees and Expenses                                          .01%    .01%       .01%       .01%     .01%     .01%
                                                                      ------- -------    -------    -------  -------  -------
Total Annual Fund Operating Expenses                                    2.58%   3.42%      2.43%      2.86%    2.65%    2.44%
                                                                      ======= =======    =======    =======  =======  =======
Fee Waiver and/or Expense Reimbursement(c)                            (1.22)% (1.36)%    (1.37)%    (1.30)%  (1.34)%  (1.38)%
                                                                      ------- -------    -------    -------  -------  -------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                          1.36%   2.06%      1.06%      1.56%    1.31%    1.06%
                                                                      ======= =======    =======    =======  =======  =======
------------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding 1.35% on Class A shares,
   2.05% on Class C shares, 1.05% on Advisor Class shares, 1.55% on Class R shares, 1.30% on Class K shares or 1.05% on Class I shares (excluding
   Acquired Fund Fees and Expenses other than the advisory fees of any
   AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses). Fees waived and expenses borne by the Adviser are subject to reimbursement until December 23, 2012. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the fee percentages set forth in the table or cause the total of the payments to exceed the Fund's total initial offering expenses. This fee waiver and/or expense reimbursement agreement will remain in effect until
   November 1, 2013 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days' notice to the Fund prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------
After 1 Year    $  558  $  309*    $  108     $  159  $  133  $  108
After 3 Years   $1,082  $  924     $  626     $  763  $  696  $  628
After 5 Years   $1,632  $1,662     $1,171     $1,394  $1,285  $1,176
After 10 Years  $3,129  $3,612     $2,662     $3,092  $2,884  $2,671
---------------------------------------------------------------------

*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 126% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing primarily in a diversified portfolio of U.S. companies in multiple industries that may benefit from innovation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by U.S. companies.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive U.S. securities, fitting into broader investment themes identified by the Adviser, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the
Adviser, and its economists' macroeconomic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies.
Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will use a
"bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 600 primarily U.S. mid- to large-capitalization companies for investment.

The Fund invests in securities issued by companies from multiple industries in an attempt to maximize opportunity, which should also tend to reduce risk. The
Fund may invest up to 20% of its net assets in equity and fixed-income securities issued by non-U.S. corporate and governmental issuers. The Fund may invest in both developed and emerging market countries. The percentage of the
Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund may also invest in synthetic foreign equity securities, which are a type of warrant used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts ("REITs") and zero coupon bonds. Normally, the Fund invests in about 40-60 companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

                                                                             21

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over the life of the
   Fund; and

..  how the Fund's average annual returns for one year and over the life of the
   Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing &
Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 18.23%.

                                    [CHART]

 02      03      04      05      06      07      08      09        10      11
----    ----    ----    ----    ----    ----    ----    ----    ------   -------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    23.61%   -18.25%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 16.17%, 4TH QUARTER, 2010; AND WORST QUARTER WAS DOWN
-25.56%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                      SINCE
                                                                            1 YEAR  INCEPTION*
----------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -21.70%   -1.60%
               ------------------------------------------------------------ ------- ----------
               Return After Taxes on Distributions                          -21.78%   -1.73%
               ------------------------------------------------------------ ------- ----------
               Return After Taxes on Distributions and Sale of Fund Shares  -14.00%   -1.35%
----------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -19.64%   -0.17%
----------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -11.57%    0.71%
----------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -18.50%    0.27%
----------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -18.24%    0.54%
----------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -18.05%    0.80%
----------------------------------------------------------------------------------------------
S&P 500
(reflects no deduction for fees, expenses, or taxes)                          2.11%    8.06%
----------------------------------------------------------------------------------------------

*  Inception date for all Classes is 12/23/09.

** After-tax returns:

   -Are shown for Class A shares only and will vary for Class C and Advisor
    Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Catherine D. Wood     Since 2009      Senior Vice President of the Adviser

Joseph G. Carson      Since 2009      Senior Vice President of the Adviser

Amy P. Raskin         Since 2009      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 40 in this Prospectus.

                                                                             23

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 113 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                       CLASS B SHARES
                                                                         CLASS A   (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES      TO NEW INVESTORS)    SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        4.25%             None            None       None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None(a)          4.00%(b)        1.00%(c)     None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None        None
                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .74%    .74%    .74%       .74%       .74%    .74%   .74%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .41%    .55%    .46%       .41%       .26%    .20%   .05%
  Other Expenses                            .10%    .10%    .10%       .10%       .10%    .10%   .10%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .51%    .65%    .56%       .51%       .36%    .30%   .15%
                                           -----   -----   -----      -----      -----   -----   ----
Acquired Fund Fees and Expenses             .02%    .02%    .02%       .02%       .02%    .02%   .02%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.57%   2.41%   2.32%      1.27%      1.62%   1.31%   .91%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  578  $  644  $  335     $  129     $  165  $  133  $   93
After 3 Years   $  900  $  951  $  724     $  403     $  511  $  415  $  290
After 5 Years   $1,244  $1,285  $1,240     $  697     $  881  $  718  $  504
After 10 Years  $2,213  $2,538  $2,656     $1,534     $1,922  $1,579  $1,120
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  244  $  235
After 3 Years   $  751  $  724
After 5 Years   $1,285  $1,240
After 10 Years  $2,538  $2,656
-------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 154% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists'
macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the
Fund's investments and which are expected to change over time based on the
Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a
"bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The
Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, REITs and zero-coupon bonds. Normally, the Fund invests in about 60-80 companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

                                                                             25

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing &
Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT OBJECTIVE AND
POLICIES (PREVIOUSLY IT HAD INVESTED PRIMARILY IN TECHNOLOGY COMPANIES) AND
ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM. ACCORDINGLY, THE
PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE
REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 9.65%.

                                    [CHART]

   02      03      04      05     06      07       08      09      10       11
-------  ------   -----   -----  -----  ------  -------  ------  ------  -------
-42.95%  41.67%   4.93%   4.97%  8.12%  20.29%  -45.43%  55.54%  18.43%  -23.71%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 25.86%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-27.81%, 3RD QUARTER, 2002.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                                          1 YEAR  5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Class A*                      Return Before Taxes                                                         -26.95% -2.45%
                              ------------------------------------------------------------                ------- -------
                              Return After Taxes on Distributions                                         -27.02% -2.52%
                              ------------------------------------------------------------                ------- -------
                              Return After Taxes on Distributions and Sale of Fund Shares                 -17.43% -2.07%
--------------------------------------------------------------------------------------------------------------------------
Class B                       Return Before Taxes                                                         -27.35% -2.40%
--------------------------------------------------------------------------------------------------------------------------
Class C                       Return Before Taxes                                                         -25.03% -2.33%
--------------------------------------------------------------------------------------------------------------------------
Advisor Class                 Return Before Taxes                                                         -23.48% -1.31%
--------------------------------------------------------------------------------------------------------------------------
Class R**                     Return Before Taxes                                                         -23.79% -1.65%
--------------------------------------------------------------------------------------------------------------------------
Class K**                     Return Before Taxes                                                         -23.56% -1.34%
--------------------------------------------------------------------------------------------------------------------------
Class I**                     Return Before Taxes                                                         -23.28% -1.01%
--------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                         -7.35% -1.93%
--------------------------------------------------------------------------------------------------------------------------
                                                                            10 YEARS
------------------------------------------------------------------------------------
Return Before Taxes                                                          -1.61%
------------------------------------------------------------                --------
Return After Taxes on Distributions                                          -1.64%
------------------------------------------------------------                --------
Return After Taxes on Distributions and Sale of Fund Shares                  -1.36%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -1.81%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -1.91%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -0.88%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -1.26%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -0.95%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -0.66%
------------------------------------------------------------------------------------

  4.24%
--------

* After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of
  Class R, Class K, and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Catherine D. Wood     Since 2008      Senior Vice President of the Adviser

Joseph G. Carson      Since 2008      Senior Vice President of the Adviser

Amy P. Raskin         Since 2008      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2008      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 40 in this Prospectus.

                                                                             27

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 113 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                       CLASS B SHARES
                                                                         CLASS A   (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES      TO NEW INVESTORS)    SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                       4.25%             None            None        None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                     None(a)         4.00%(b)        1.00%(c)     None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None        None
                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .26%    .33%    .29%       .25%       .26%    .20%   .05%
  Other Expenses                            .09%    .10%    .09%       .10%       .09%    .09%   .10%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .35%    .43%    .38%       .35%       .35%    .29%   .15%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.40%   2.18%   2.13%      1.10%      1.60%   1.29%   .90%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  561  $  621  $  316     $  112     $  163  $  131  $   92
After 3 Years   $  849  $  882  $  667     $  350     $  505  $  409  $  287
After 5 Years   $1,158  $1,169  $1,144     $  606     $  871  $  708  $  498
After 10 Years  $2,033  $2,316  $2,462     $1,340     $1,900  $1,556  $1,108
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  221  $  216
After 3 Years   $  682  $  667
After 5 Years   $1,169  $1,144
After 10 Years  $2,316  $2,462
-------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts seek to identify companies or industries that other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

Sector heads are responsible for the construction of the portfolio. This investment team allocates the Fund's investments among broad sector groups utilizing the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more)
other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the
Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

                                                                             29

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing &
Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was -10.31%.

                                    [CHART]

  02      03      04      05      06      07      08       09      10      11
------  ------  ------  ------  ------  ------  -------  ------  ------  -------
-6.22%  44.72%  23.85%  19.83%  25.04%  17.14%  -49.39%  40.09%  12.39%  -16.51%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.65%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-27.28%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR  5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -20.05% -5.69%   6.51%
               ------------------------------------------------------------ ------- ------- --------
               Return After Taxes on Distributions                          -20.01% -6.10%   6.25%
               ------------------------------------------------------------ ------- ------- --------
               Return After Taxes on Distributions and Sale of Fund Shares  -12.73% -4.64%   5.89%
----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -20.53% -5.61%   6.33%
----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -17.92% -5.55%   6.20%
----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -16.32% -4.59%   7.31%
----------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                          -16.78% -5.12%   6.73%
----------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                          -16.50% -4.83%   7.02%
----------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                          -16.16% -4.46%   7.38%
----------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the
reinvestment of dividends net of non-U.S. withholding taxes)                -12.21% -4.09%   5.14%
----------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the
reinvestment of dividends net of non-U.S. withholding taxes)                -13.71% -2.92%   6.31%
----------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class
   I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Robert Alster           Since 2011      Senior Vice President of the Adviser

William A. Johnston     Since 2011      Senior Vice President of the Adviser

Daniel C. Roarty        Since 2011      Senior Vice President of the Adviser

Tassos Stassopoulos     Since 2011      Senior Vice President of the Adviser

Christopher M. Toub     Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 40 in this Prospectus.

                                                                             31

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 113 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                    CLASS
                                                                                CLASS A   CLASS C   ADVISOR CLASS R, K AND I
                                                                                SHARES    SHARES       SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%      None        None         None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)    None(a)  1.00%(b)     None         None
----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None      None        None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                      CLASS A CLASS C ADVISOR CLASS CLASS R  CLASS K  CLASS I
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                         1.00%   1.00%      1.00%      1.00%    1.00%    1.00%
Distribution and/or Service (12b-1) Fees                                 .30%   1.00%       None       .50%     .25%     None
Other Expenses:
  Transfer Agent                                                        1.42%   1.44%      1.43%       .05%     .05%     .02%
  Other Expenses                                                        5.31%   5.20%      5.31%      5.40%    5.38%    5.39%
                                                                      ------- -------    -------    -------  -------  -------
Total Other Expenses                                                    6.73%   6.64%      6.74%      5.45%    5.43%    5.41%
                                                                      ------- -------    -------    -------  -------  -------
Acquired Fund Fees and Expenses                                          .01%    .01%       .01%       .01%     .01%     .01%
                                                                      ------- -------    -------    -------  -------  -------
Total Annual Fund Operating Expenses                                    8.04%   8.65%      7.75%      6.96%    6.69%    6.42%
                                                                      ======= =======    =======    =======  =======  =======
Fee Waiver and/or Expense Reimbursement(c)                            (6.48)% (6.39)%    (6.49)%    (5.20)%  (5.18)%  (5.16)%
                                                                      ------- -------    -------    -------  -------  -------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                          1.56%   2.26%      1.26%      1.76%    1.51%    1.26%
                                                                      ======= =======    =======    =======  =======  =======
------------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding 1.55% on Class A shares,
   2.25% on Class C shares, 1.25% on Advisor Class shares, 1.75% on Class R shares, 1.50% on Class K shares or 1.25% on Class I shares (excluding
   Acquired Fund Fees and Expenses other than the advisory fees of any
   AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses). The fees waived and expenses borne by the Adviser are subject to reimbursement until October 26, 2013. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the net expenses reflected in the table or cause the total of the payments to exceed the Fund's total initial offering expenses.
   The fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2013 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days' notice to the Fund prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------
After 1 Year    $  577  $  329*    $  128     $  179  $  154  $  128
After 3 Years   $2,122  $1,942     $1,692     $1,588  $1,515  $1,442
After 5 Years   $3,574  $3,533     $3,172     $2,942  $2,831  $2,718
After 10 Years  $6,835  $7,027     $6,528     $6,103  $5,931  $5,753
---------------------------------------------------------------------

* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.

PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities.

The Fund invests primarily in a diversified portfolio of equity securities of small-and mid-capitalization non-U.S. companies. For these purposes, "small-
and mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smaller of $100 million or the market capitalization of the smallest company in the MSCI AC World SMID Index
(ex-U.S.)(Net) and the greater of $13 billion or the market capitalization of the largest company in the MSCI AC World SMID Index (ex-U.S.)(Net). The market capitalizations of companies in the MSCI AC World SMID Index (ex-U.S.)(Net)
ranged from $22 million to $11.8 billion at June 30, 2012. Because the Fund's definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S.
companies. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Fund may invest in securities issued by non-U.S. companies in any industry sector and country. The Adviser employs a "bottom-up" investment process that focuses on a company's prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings.
The percentage of the Fund's assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency)
varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries and, at times, may invest significantly in emerging markets.

The Fund may invest in any company and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities.

The Fund may invest in established companies and also in new and less-seasoned companies. The Fund's investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the
Fund, the Adviser combines fundamental analysis and quantitative tools in its stock selection process.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund's securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

                                                                             33

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the equity markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over the life of the
   Fund; and

..  how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing &
Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 16.01%.

                                    [CHART]

  02     03      04      05      06      07      08      09      10       11
----    ----    ----    ----    ----    ----    ----    ----    ----    -------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -19.00%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 1.71%, 4TH QUARTER, 2011; AND WORST QUARTER WAS DOWN
-22.22%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                      SINCE
                                                                            1 YEAR  INCEPTION*
----------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -22.41%  -16.21%
               ------------------------------------------------------------ ------- ----------
               Return After Taxes on Distributions                          -22.49%  -16.28%
               ------------------------------------------------------------ ------- ----------
               Return After Taxes on Distributions and Sale of Fund Shares  -14.51%  -13.76%
----------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -20.30%  -13.62%
----------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -18.70%  -12.75%
----------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -19.18%  -13.26%
----------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -18.93%  -13.00%
----------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -18.75%  -12.80%
----------------------------------------------------------------------------------------------
MSCI AC World SMID Index (ex-U.S.)(Net)
(reflects no deduction for fees, expenses, or taxes)                        -16.90%  -10.62%
----------------------------------------------------------------------------------------------

*  Inception date for all Classes is 10/26/10.

** After-tax returns:

   -Are shown for Class A shares only and will vary for Class C and Advisor
    Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
Liliana C. Dearth, a Senior Vice President of the Adviser, has been the person responsible for day-to-day management of the Fund's portfolio since its inception.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 40 in this Prospectus.

                                                                             35

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 113 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                   CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K AND I
                                                                                SHARES   SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None      None        None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None      None        None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                      CLASS A   CLASS C   ADVISOR CLASS CLASS R   CLASS K
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                          1.00%     1.00%       1.00%       1.00%     1.00%
Distribution and/or Service (12b-1) Fees                                 0.30%     1.00%        None       0.50%     0.25%
Other Expenses:
  Transfer Agent                                                         6.98%    20.61%        .91%        .06%      .10%
  Other Expenses                                                        18.94%    19.31%      19.05%      19.33%    19.31%
                                                                      --------  --------    --------    --------  --------
Total Other Expenses                                                    25.92%    39.92%      19.96%      19.39%    19.41%
                                                                      --------  --------    --------    --------  --------
Total Annual Fund Operating Expenses Before Fee Waiver                  27.22%    41.92%      20.96%      20.89%    20.66%
                                                                      ========  ========    ========    ========  ========
Fee Waiver and/or Expense Reimbursement(c)                            (25.67)%  (39.67)%    (19.71)%    (19.14)%  (19.16)%
                                                                      --------  --------    --------    --------  --------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                           1.55%     2.25%       1.25%       1.75%     1.50%
                                                                      ========  ========    ========    ========  ========
----------------------------------------------------------------------------------------------------------------------------
                                                                      CLASS I
-------------------------------------------------------------------------------
Management Fees                                                          1.00%
Distribution and/or Service (12b-1) Fees                                  None
Other Expenses:
  Transfer Agent                                                          .03%
  Other Expenses                                                        19.33%
                                                                      --------
Total Other Expenses                                                    19.36%
                                                                      --------
Total Annual Fund Operating Expenses Before Fee Waiver                  20.36%
                                                                      ========
Fee Waiver and/or Expense Reimbursement(c)                            (19.11)%
                                                                      --------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                           1.25%
                                                                      ========
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund through June 30, 2014, to the extent necessary to prevent total
   Fund operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the
   Adviser may be reimbursed by the Fund through July 6, 2014. No reimbursement payment will be made that would cause the Fund's total annual Fund operating expenses to exceed the total annual Fund operating expenses after fee waiver reflected in the table or cause the total of the payments to exceed the
   Fund's total initial offering expenses.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Fund shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------
After 1 Year    $   576 $  328*    $   127    $   178 $   153 $  127
After 3 Years   $ 4,837 $5,956     $ 3,810    $ 3,833 $ 3,786 $3,728
After 5 Years   $ 7,414 $8,235     $ 6,411    $ 6,420 $ 6,370 $6,308
After 10 Years  $10,238 $9,591     $10,041    $10,041 $10,021 $9,993
---------------------------------------------------------------------

* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund pursues its objective by investing primarily in a focused portfolio of approximately 30-50 equity securities of non-U.S. companies. Although the Fund intends to invest substantially all of its assets in non-U.S. issuers under normal circumstances, the Fund may at times invest in U.S. issuers, particularly U.S. issuers whose growth prospects depend, in the Adviser's view, on non-U.S. factors. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

In choosing investments, the Fund pursues an opportunistic investment strategy and is unconstrained by considerations of capitalization range, industry sector or country. The Fund may invest in any company in any type of industry
(including real-estate related issuers) and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in depositary receipts, rights and warrants, synthetic foreign equity securities, such as various types of warrants used internationally that entitle a holder to buy or sell underlying securities, and convertible securities.

The Adviser employs a "bottom up" investment process that focuses on a company's prospective earnings growth, valuation and quality of management. The
Fund does not target particular country or sector weightings. The percentage of the Fund's assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries.

The Fund may make short sales of securities or may take short positions in securities in anticipation that the value of the securities will decline. The
Fund may use total return swaps or other investment techniques to take such short positions. The Fund intends to make such investments when it believes that a company's securities are overvalued or face adverse economic or other conditions.

The Fund may invest in established companies, but also in new and less-seasoned companies. The Fund's investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the
Fund, the Adviser combines fundamental analysis and quantitative tools in its stock selection process.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund's securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may use other investment techniques and may use leverage for investment purposes to increase return by using the cash made available by derivative instruments to make other investments in accordance with its investment objective.

                                                                             37

The Fund is non-diversified, meaning that it may invest more of its assets in a smaller number of issuers.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the equity markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because these markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

..  FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the
   Fund's shares.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  REAL ESTATE RISK: The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or "REITs", may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

..  DIVERSIFICATION RISK: The Fund may have more risk because it is
   "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund's NAV.

..  SHORT SALES RISK: The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Fund). In contrast, the risk of loss from a long position is limited to the Fund's investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage.
   To mitigate leverage risk, the Fund will always hold liquid assets
   (including its long positions) at least equal to its short position exposure, marked-to-market daily.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
Laurent Saltiel, a Senior Vice President of the Adviser, has been the person responsible for day-to-day management of the Fund's portfolio since 2011.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 40 in this Prospectus.

                                                                             39

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND
FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                     INITIAL            SUBSEQUENT
--------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs     $2,500                 $50
(Class B Shares are not currently offered to new shareholders)
--------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                      reaches $2,500
--------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                 None
through other limited arrangements)
--------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K and Class I Shares are available at NAV,    None                 None
without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund.
--------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares through your financial intermediary or by mail
(AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX
78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds'
investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them.
This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:
..  FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or, in the case of a non-deliverable forward, by a cash payment at maturity. The
   Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the
   U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

..  OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds'
   investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the
   U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired.
   The purchase of an option on a foreign

                                                                             41

   currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
   "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a
   Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

..  SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates
   (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset.
   Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Fund will receive or make a payment to the counterparty.

 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a
   Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities.
   These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of

                                                                             43

   capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign
   (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by
Standard & Poor's Rating Services ("S&P") or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Fund may invest in depositary receipts. American Depositary Receipts, or
ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts,
or EDRs, and other types of depositary receipts are typically issued by
non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank
(International Bank for Reconstruction and Development) and the European
Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("Commission") guidelines, each Fund limits its investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any
applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which

may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling
ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses.
The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions
("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate" or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Fund will invest cash collateral in a money market fund approved by the
Fund's Board of Directors or Trustees (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Fund's risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants'
perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer's common stock, as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Funds,
REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986,
as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a
Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

                                                                             45

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to a Fund's limitations on borrowings and create leverage risk for a Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the purchase price.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED PRODUCTS
A Fund may invest in certain derivatives-type investments that combine a stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities and commodity-linked notes and commodity index-linked notes. The performance of the structured product, which is generally structured as a note or other fixed-income security, is tied
(positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities or a securities or commodities index. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities or commodities and related derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risks of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator
(for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to pay make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments.
Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds.
Because

zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in a Fund may involve the special risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies.
These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S.
securities. Substantially less information is publicly available about certain
non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved.
In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as
Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the
Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors

                                                                             47

may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar.
Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

LEVERAGE
A Fund's investments in certain derivatives may effectively leverage the Fund's portfolio. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on the NAV of the shares. So long as the Fund is able to realize a return on its investments made with leveraged cash that is higher than the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the carrying costs of leveraged transactions approach the return on the Fund's investments made through leverage, the benefit of leverage to the
Fund's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the return to shareholders, the Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Fund's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace;
their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the
Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
A Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities.
While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

                                                                             49

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered in this Prospectus. The Funds offer seven classes of shares through this Prospectus, except for
ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH GROWTH PORTFOLIO, ALLIANCEBERNSTEIN
INTERNATIONAL DISCOVERY EQUITY PORTFOLIO AND ALLIANCEBERNSTEIN INTERNATIONAL
FOCUS 40, each of which offers six classes of shares through this Prospectus.

EFFECTIVE FEBRUARY 1, 2013, THE ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
WILL BE CLOSED TO NEW INVESTORS SUBJECT TO CERTAIN EXCEPTIONS AS DISCUSSED
BELOW. CURRENT SHAREHOLDERS AS OF JANUARY 31, 2013, MAY CONTINUE TO PURCHASE
ADDITIONAL FUND SHARES, INCLUDING THROUGH REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS DISTRIBUTIONS AND EXCHANGES. IN ADDITION, THE FOLLOWING CATEGORIES OF
SHAREHOLDERS AND INVESTORS MAY CONTINUE TO PURCHASE FUND SHARES: (I) INVESTORS
THAT HAVE ENTERED INTO A LETTER OF INTENT PRIOR TO JANUARY 31, 2013,
(II) PARTICIPANTS CURRENTLY HOLDING SHARES OF THE FUND IN A GROUP RETIREMENT
PLAN THAT OFFERS SHARES OF THE FUND AS OF JANUARY 31, 2013, (III) WRAP FEE
PROGRAMS OR FINANCIAL INTERMEDIARIES CHARGING ASSET-BASED FEES WITH EXISTING
ACCOUNTS AS OF JANUARY 31, 2013 PURCHASING SHARES ON BEHALF OF EXISTING
CLIENTS, AND (IV) CUSTOMERS OF CERTAIN OTHER FINANCIAL INTERMEDIARIES AS
APPROVED BY THE ADVISER.

EXCEPT AS OTHERWISE NOTED, THESE RESTRICTIONS APPLY TO INVESTMENTS MADE
DIRECTLY IN THE ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO THROUGH ITS
TRANSFER AGENT AND INVESTMENTS MADE THROUGH FINANCIAL INSTITUTIONS AND/OR
INTERMEDIARIES. THE ADVISER MAY (I) MAKE ADDITIONAL EXCEPTIONS TO THE
SUSPENSION POLICY THAT, IN ITS JUDGMENT, DO NOT ADVERSELY AFFECT ITS ABILITY TO
MANAGE THE FUND, (II) REJECT ANY INVESTMENT OR REFUSE ANY EXCEPTION, INCLUDING
THOSE DETAILED ABOVE, THAT IT BELIEVES WILL ADVERSELY AFFECT ITS ABILITY TO
MANAGE THE FUND, AND (III) CLOSE AND/OR REOPEN THE FUND TO NEW OR EXISTING
SHAREHOLDERS AT ANY TIME.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share
Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as
described below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE
DESCRIBED BELOW.

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments,
Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by 4:00
p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding
$500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

..  AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein
Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV.
Advisor Class shares may be purchased and held solely:

..  through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

..  through a defined contribution employee benefit plan (e.g., a 401(k) plan)
   that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

..  by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

The Funds' SAI has more detailed information about who may purchase and hold
Advisor Class shares.

CLASS A, CLASS R, CLASS K AND CLASS I SHARES - SHARES AVAILABLE TO GROUP
RETIREMENT PLANS
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b)
plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

..  Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the
   AllianceBernstein Link, AllianceBernstein Individual 401(k) and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or
   100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

..  Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

..  Class K shares are designed for group retirement plans with at least
   $1,000,000 in plan assets.

..  Class I shares are designed for group retirement plans with at least
   $10,000,000 in plan assets and certain related group retirement plans described in the Funds' SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in a
   Fund.

Class A, Class R, Class K and Class I shares are also available to certain
AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class
I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs,
SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the
AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or
FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund
Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each
  Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's
  Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

                                                                             51

The amount of Rule 12b-1 and/or service fees for each class of the Fund's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.30%*
Class B                   1.00%
Class C                   1.00%
Advisor Class             None
Class R                   0.50%
Class K                   0.25%
Class I                   None

*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of
 ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND is
 .50% of the aggregate average daily net assets. The Boards of
 ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
 currently limit the payments to .30%.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price
(or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as
BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Funds may sell their
Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

 - persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by
   ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;

 - plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment
   Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs; or

 - certain other investors, such as investment management clients of the
   Adviser or its affiliates, including clients and prospective clients of the
   Adviser's AllianceBernstein Institutional Investment Management Division,
   employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

CLASS B SHARES. EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE
FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED
(I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH
EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR
(III) AS OTHERWISE DESCRIBED BELOW. ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH
GROWTH PORTFOLIO, ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO
AND ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO DO NOT OFFER CLASS B
SHARES.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares.
The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter   None

If you exchange your shares for the Class B shares of another AllianceBernstein
Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The

CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the
Fund. Your investment is subject to a 1% CDSC if you redeem your shares within
1 year. If you exchange your shares for the Class C shares of another
AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of
CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES. Advisor Class shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

CLASS R, CLASS K, AND CLASS I SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION
PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR
RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN
ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund
Investors--U.S." then "Investment Insights--Investor Education" then "Sales
Charge Reduction Programs").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY
DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other
AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and
certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The
AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein
Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

..  a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

..  any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY
DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The
Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF
INTENT. If an investor fails to invest the total amount stated in the LETTER OF
INTENT, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current
NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may

                                                                             53

include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

..  accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

        Here Are Some Ways To Avoid Or Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

..  if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

..  if the proceeds of the redemption are invested directly in a
   CollegeBoundfund account; or

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend
Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein
Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein
Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account.
Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of
January 31, 2009, the Automatic Investment Program is available for purchase of
Class B shares only if a shareholder was enrolled in the Program prior to
January 31, 2009. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of
Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class
C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

..  whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY
   DISCOUNT, you might consider purchasing Class A shares); and

..  whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the
Funds' SAI, including

requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund.
A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF
FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay.
Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds, or approximately $19 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $17 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual
Fund shares. Please see "Management of the Funds--Transfer Agency and
Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund
Operating Expenses" in the Summary Information at the beginning of this
Prospectus.

                                                                             55

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS
  THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN
  INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR
  FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE
  FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO
  RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE
  ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO
  YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT
  THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial
  Merrill Lynch
  Morgan Stanley Wealth Management
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of
AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other
AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form.
All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the
New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper.
Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).
For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
..  Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
..  You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by 4:00 p.m.,
   Eastern time, for you to receive that day's NAV, less any applicable CDSC.

..  For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the
   Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank.
   Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

..  Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in
Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a
Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time.
   Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party

                                                                             57

  authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions.
   If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S.
   Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange
(ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices.
The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Fund's assets on behalf of the Fund. The Valuation
Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New
York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2012 totaling approximately $419 billion (of which over $85 billion represented assets of investment companies). As of September 30, 2012, the Adviser managed retirement assets for many of the largest public and private employee benefit plans
(including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 32 registered investment companies managed by the
Adviser, comprising approximately 117 separate investment portfolios, have approximately 2.7 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:

                                           FEE AS A PERCENTAGE OF
                                                AVERAGE NET       FISCAL YEAR
FUND                                              ASSETS*            ENDED
-----------------------------------------------------------------------------
AllianceBernstein Growth Fund                       .75%            7/31/12
AllianceBernstein Large Cap Growth
 Fund                                               .75%            7/31/12
AllianceBernstein Discovery Growth Fund             .72%            7/31/12
AllianceBernstein Small Cap Growth
 Portfolio                                          .75%            7/31/12
AllianceBernstein U.S. Strategic Research
 Portfolio                                          .00%            6/30/12
AllianceBernstein Global Thematic
 Growth Fund                                        .74%            7/31/12
AllianceBernstein International Growth
 Fund                                               .75%            6/30/12
AllianceBernstein International Discovery
 Equity Portfolio                                   .00%            6/30/12
AllianceBernstein International Focus 40
 Portfolio                                          .00%            6/30/12

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above or in the
Fund's most recent semi-annual report to shareholders for ALLIANCEBERNSTEIN
INTERNATIONAL FOCUS 40 PORTFOLIO.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN GROWTH FUND are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's Investment Advisory Members.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry focused equity analysts in the United
States and abroad.

The following table lists the senior members of the investment team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Frank V. Caruso; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2007,
                                          and U.S. Growth Equities Team Leader.

Amy P. Raskin; since 2010; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                  with which she has been associated in
                                          a substantially similar capacity as a
                                          portfolio manager since prior to 2007.
                                          She is also Director of Research of U.S.
                                          Growth Equities.

Vadim Zlotnikov; since 2008; Senior Vice  Senior Vice President and Chief Market
President of the Adviser                  Strategist of the Adviser. Previously, he
                                          was Chief Investment Officer of Growth
                                          Equities and Chief Investment Strategist
                                          since prior to 2007.

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND are made by the Adviser's U.S. Growth
Equities Team. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Large Cap Growth
Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of

                                                                             59

time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Frank V. Caruso; since 2012; Senior Vice    (see above)
President of the Adviser

Vincent C. DuPont; since 2012; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2007.

John H. Fogarty; since 2012; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2007.

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND are made by the Adviser's U.S.
Small/Mid Cap Growth Investment Team. The U.S. Small/Mid Cap Growth Investment
Team relies heavily on the fundamental and quantitative analysis of the
Adviser's large internal research staff.

The following table lists the senior members of the U.S. Small/Mid Cap Growth
Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
----------------------------------        -------------------------------------------
Bruce K. Aronow; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2007.

N. Kumar Kirpalani; since 2008; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2007.

Samantha S. Lau; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which she has been associated in
                                          a substantially similar capacity as a
                                          portfolio manager since prior to 2007.

Wen-Tse Tseng; since 2008; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity since prior
                                          to 2007.

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO are made by the Adviser's team of research analysts (the "Small Cap Growth Investment Team"). The Small Cap
Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment
Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                          PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE         THE PAST FIVE (5) YEARS
---------------------------------------------------------------------
Bruce K. Aronow; since 2000; Senior Vice           (see above)
President of the Adviser

N. Kumar Kirpalani; since 2004; Senior             (see above)
Vice President of the Adviser

Samantha S. Lau; since 2004; Senior Vice           (see above)
President of the Adviser

Wen-Tse Tseng; since 2006; Senior Vice             (see above)
President of the Adviser

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO are made by the Adviser's
Strategic Research Investment Team, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative
Research Team, Early Stage Growth Team and Research on Strategic Change Team.
Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Catherine D. Wood; since 2009; Senior      Senior Vice President of the Adviser,
Vice President of the Adviser              with which she has been associated in
                                           a substantially similar capacity as a
                                           portfolio manager since prior to 2007.
                                           She is also Chief Investment Officer of
                                           Thematic Portfolios.

Joseph G. Carson; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2007,
                                           and Director of Global Economic
                                           Research on Fixed-Income.

Amy P. Raskin; since 2009; Senior Vice     (see above)
President of the Adviser

Vadim Zlotnikov; since 2009; Senior Vice   (see above)
President of the Adviser

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND are made by the Adviser's Global
Thematic Growth Investment Team, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative
Research Team, Early Stage Growth Team and Research on Strategic Change Team.
Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE          THE PAST FIVE (5) YEARS
----------------------------------------------------------------------
Catherine D. Wood; since 2008; Senior               (see above)
Vice President of the Adviser

Joseph G. Carson; since 2008; Senior Vice           (see above)
President of the Adviser

Amy P. Raskin; since 2008; Senior Vice              (see above)
President of the Adviser

Vadim Zlotnikov; since 2008; Senior Vice            (see above)
President of the Adviser

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND are made by the Adviser's
International Growth sector heads, with oversight by the Adviser's
International Growth Investment Advisory Members.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector head dedicated to that sector. The sector heads rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The following table lists the sector heads with the responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Robert Alster; since 2011; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2007.

William A. Johnston, since 2011; Senior    Senior Vice President of
Vice President of the Adviser              AllianceBernstein Limited and a Senior
                                           Vice President of the Adviser, with
                                           which he has been associated in a
                                           substantially similar capacity since prior
                                           to 2007.

Daniel C. Roarty; since 2011; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated
                                           since May 2011, and Team Leader of
                                           Global/International Research Growth
                                           Team. Prior thereto, he was in research
                                           and portfolio management at Nuveen
                                           Investments since prior to 2007.

Tassos Stassopoulos; since 2011; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser              with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since November
                                           2007. Prior thereto, he was a
                                           Managing Director since 2005 and a
                                           senior analyst and sector head for Pan
                                           European Travel and Leisure coverage
                                           at Credit Suisse since prior to 2007.

Christopher M. Toub; since 2005; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser              with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2007.

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO are made by
Ms. Liliana C. Dearth, a Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2007.

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO are the responsibility of
Mr. Laurent Saltiel. Mr. Saltiel is a Senior Vice President of the Adviser,
with which he has been associated since June 2010. Prior thereto, he was associated with Janus Capital as a portfolio manager since prior to 2007.

The Funds' SAI provides additional information about the Portfolio Managers'
compensation, other accounts managed by the Portfolio Managers, and the
Portfolio Managers' ownership of securities in the Fund.

PERFORMANCE OF COMPOSITE ACCOUNT
Although the ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO (the
"Portfolio") has limited performance history, the investment team employed by the Adviser in managing the Portfolio has experience prior to the inception of the Portfolio in managing an institutional discretionary account called
"AllianceBernstein International SMID Cap Growth" (the "Similarly Managed
Account"), that had substantially the same investment objectives and policies and was managed in accordance with essentially the same investment strategies as those applicable to the Portfolio. The Similarly Managed Account was not
subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Portfolio, as a registered investment company, is subject and which, if applicable to the
Similarly Managed Account, may have adversely affected the performance of the
Similarly Managed Account.

Set forth below is investment performance data provided by the Adviser representing the investment performance for the AllianceBernstein International
Small & Mid Cap Growth Composite (the "Composite"). The Composite currently includes the Similarly Managed Account and, since its inception, the Portfolio.
Performance data is shown for the period since inception of the Similarly
Managed Account through September 30, 2012. The aggregate assets for the
Composite as of September 30, 2012 are also shown.

The performance data is adjusted to reflect the net expenses of the Portfolio reflected in the "Fees and Expenses of the Fund" in the Summary Information at
the beginning of this Prospectus.

The Adviser has calculated the performance returns of the Composite monthly using trade-date accounting. Dividends have been accrued at the end of the month and cash flows weighted daily. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Composite may produce different results, and the results for different periods may vary.

The MSCI ACWI ex US SMID Index consists of approximately 5,260 securities across 44 markets, with emerging

                                                                             61

markets representing approximately 21%. MSCI attempts to capture approximately the lowest 30% of the market capitalization of each market.

To the extent the investment team utilizes investment techniques such as futures or options, the index shown may not be substantially comparable to the performance of the Similarly Managed Account. The index shown is included to illustrate material economic and market factors that existed during the time period shown. The index does not reflect the deduction of any fees.

If the investment team were to purchase a portfolio of securities substantially identical to the securities comprising the index, the performance of the Portfolio relative to the index would be reduced by the Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolio's shareholders of sales charges and in come taxes.

The Composite is provided solely to illustrate the investment team's performance in managing the Similarly Managed Account and, since inception, the
Portfolio as measured against a broad-based market index. Investors should not rely on the performance data of the Composite as an indication of future performance of the Portfolio.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the
Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.

ALLIANCEBERNSTEIN INTERNATIONAL SMALL & MID CAP GROWTH COMPOSITE
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE
For periods ended September 30, 2012, with Aggregate Assets as of September 30,
2012

                               ASSETS                               SINCE   INCEPTION
COMPOSITE AND BENCHMARK     (IN MILLIONS) 3Q 2012 YTD 2012 1 YEAR INCEPTION   DATE
-------------------------------------------------------------------------------------
Composite                       $7.4       8.54%   17.42%  19.83%  19.83%   12/31/08
MSCI ACWI ex US SMID Index                 8.21%  -12.09%  13.45%  15.65%
-------------------------------------------------------------------------------------

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of
Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the
AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the
beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that
Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the
ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. For taxable years beginning on or before
December 31, 2012, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and
"qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or
December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the
Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a
Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to
"pass through" to the Fund's shareholders credits for foreign income taxes paid
(or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that a Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

                                                                             63

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The
Funds reserve the right to close an account that has remained below $1,000 for
90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so.
Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds.
In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all
AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

MSCI AC WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the developed and emerging markets throughout the world.

MSCI ACWI SMID INDEX (EX-U.S.) consists of approximately 5,260 securities across 44 markets, with emerging markets representing approximately 21%.

NON-U.S. COMPANY OR NON-U.S. ISSUER is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country,
(ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R)
companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small to mid-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX measures the performance of the small to mid-capitalization growth segment of the U.S. equity universe. It includes those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S.
large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of
500 leading companies in leading industries of the U.S. economy.

                                                                             65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). With respect to
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO, ALLIANCEBERNSTEIN U.S. STRATEGIC
RESEARCH PORTFOLIO, ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND,
ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO AND
ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO, this information for all fiscal periods has been audited by Ernst & Young LLP, independent registered public accounting firm. With respect to all other Funds, this information for the three most recently completed fiscal years has been audited by Ernst &
Young LLP, independent registered public accounting firm, and the information for the previous years has been audited by the previous independent registered public accounting firm for these Funds. The reports of the independent accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------
                                                                                                  CLASS A
                                                                                            YEAR ENDED JULY 31,
                                                                          2012        2011          2010         2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  38.67   $  31.40      $  27.73      $  35.95
                                                                       --------   --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.06)      (.16)         (.09)          .03
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     1.67       7.43          3.76         (8.25)
                                                                       --------   --------      --------      --------
Net increase (decrease) in net asset value from operations                 1.61       7.27          3.67         (8.22)
                                                                       --------   --------      --------      --------
Net asset value, end of period                                         $  40.28   $  38.67      $  31.40      $  27.73
                                                                       ========   ========      ========      ========
TOTAL RETURN
Total investment return based on net asset value(b)*                       4.16%     23.15%        13.23%       (22.87)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $482,561   $526,113      $492,014      $494,401
Ratio to average net assets of:
 Expenses                                                                  1.46%      1.51%(c)      1.54%(c)      1.57%
 Net investment income (loss)                                              (.17)%     (.43)%(c)     (.28)%(c)      .11%
Portfolio turnover rate                                                     103%       145%          229%          189%
-------------------------------------------------------------------------------------------------------------------------

                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  39.45
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.27)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (3.23)
                                                                       --------
Net increase (decrease) in net asset value from operations                (3.50)
                                                                       --------
Net asset value, end of period                                         $  35.95
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      (8.87)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $728,505
Ratio to average net assets of:
 Expenses                                                                  1.37%(d)
 Net investment income (loss)                                              (.69)%
Portfolio turnover rate                                                     100%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                CLASS B
                                                                                          YEAR ENDED JULY 31,
                                                                         2012        2011         2010       2009        2008
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 25.58   $ 20.94      $ 18.64      $ 24.37   $  26.95
                                                                       -------   -------      -------      -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.25)     (.29)        (.22)        (.14)      (.39)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.10      4.93         2.52        (5.59)     (2.19)
                                                                       -------   -------      -------      -------   --------
Net increase (decrease) in net asset value from operations                 .85      4.64         2.30        (5.73)     (2.58)
                                                                       -------   -------      -------      -------   --------
Net asset value, end of period                                         $ 26.43   $ 25.58      $ 20.94      $ 18.64   $  24.37
                                                                       =======   =======      =======      =======   ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      3.32%    22.16%       12.34%      (23.51)%    (9.57)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $24,578   $33,929      $41,044      $54,600   $114,510
Ratio to average net assets of:
 Expenses                                                                 2.27%     2.31%(c)     2.35%(c)     2.41%      2.16%(d)
 Net investment loss                                                      (.97)%   (1.22)%(c)   (1.08)%(c)    (.78)%    (1.48)%
Portfolio turnover rate                                                    103%      145%         229%         189%       100%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                CLASS C
                                                                                          YEAR ENDED JULY 31,
                                                                         2012        2011         2010       2009       2008
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 25.74   $ 21.06      $ 18.73      $ 24.47   $ 27.04
                                                                       -------   -------      -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.23)     (.28)        (.21)        (.11)     (.37)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.11      4.96         2.54        (5.63)    (2.20)
                                                                       -------   -------      -------      -------   -------
Net increase (decrease) in net asset value from operations                 .88      4.68         2.33        (5.74)    (2.57)
                                                                       -------   -------      -------      -------   -------
Net asset value, end of period                                         $ 26.62   $ 25.74      $ 21.06      $ 18.73   $ 24.47
                                                                       =======   =======      =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)*                      3.42%    22.22%       12.44%      (23.46)%   (9.51)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $58,755   $64,319      $62,462      $62,069   $97,833
Ratio to average net assets of:
 Expenses                                                                 2.18%     2.24%(c)     2.27%(c)     2.31%     2.10%(d)
 Net investment loss                                                      (.89)%   (1.15)%(c)   (1.01)%(c)    (.64)%   (1.42)%
Portfolio turnover rate                                                    103%      145%         229%         189%      100%
--------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 69

                                                                             67

--------------------------------------------------------------------------------
                                                                                          ADVISOR CLASS
                                                                                       YEAR ENDED JULY 31,
                                                                        2012      2011        2010      2009       2008
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $40.59  $32.86      $28.93     $ 37.39   $ 40.90
                                                                       ------  ------      ------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           .05    (.05)        .01         .08      (.16)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.76    7.78        3.92       (8.54)    (3.35)
                                                                       ------  ------      ------     -------   -------
Net increase (decrease) in net asset value from operations               1.81    7.73        3.93       (8.46)    (3.51)
                                                                       ------  ------      ------     -------   -------
Net asset value, end of period                                         $42.40  $40.59      $32.86     $ 28.93   $ 37.39
                                                                       ======  ======      ======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)*                     4.46%  23.52%      13.58%     (22.63)%   (8.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,875  $8,915      $9,513     $10,129   $24,857
Ratio to average net assets of:
 Expenses                                                                1.16%   1.21%(c)    1.24%(c)    1.27%     1.07%(d)
 Net investment income (loss)                                             .13%   (.12)%(c)    .03%(c)     .30%     (.39)%
Portfolio turnover rate                                                   103%    145%        229%        189%      100%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                             CLASS R
                                                                                       YEAR ENDED JULY 31,
                                                                         2012      2011        2010       2009      2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $38.52   $31.32      $27.67      $ 35.87   $39.40
                                                                       ------   ------      ------      -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                          (.12)    (.19)       (.11)         .04     (.32)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.66     7.39        3.76        (8.24)   (3.21)
                                                                       ------   ------      ------      -------   ------
Net increase (decrease) in net asset value from operations               1.54     7.20        3.65        (8.20)   (3.53)
                                                                       ------   ------      ------      -------   ------
Net asset value, end of period                                         $40.06   $38.52      $31.32      $ 27.67   $35.87
                                                                       ======   ======      ======      =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)*                     4.00%   22.99%      13.19%      (22.86)%  (8.96)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,655   $1,394      $1,122      $ 1,001   $1,097
Ratio to average net assets of:
 Expenses                                                                1.60%    1.60%(c)    1.62%(c)     1.56%    1.48%
 Net investment income (loss)                                            (.32)%   (.53)%(c)   (.37)%(c)     .16%    (.81)%
Portfolio turnover rate                                                   103%     145%        229%         189%     100%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                             CLASS K
                                                                                       YEAR ENDED JULY 31,
                                                                         2012       2011        2010       2009      2008
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $39.25    $31.81      $28.03      $ 36.21   $39.64
                                                                       ------    ------      ------      -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           .00(e)   (.08)       (.01)         .08     (.20)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.72      7.52        3.79        (8.26)   (3.23)
                                                                       ------    ------      ------      -------   ------
Net increase (decrease) in net asset value from operations               1.72      7.44        3.78        (8.18)   (3.43)
                                                                       ------    ------      ------      -------   ------
Net asset value, end of period                                         $40.97    $39.25      $31.81      $ 28.03   $36.21
                                                                       ======    ======      ======      =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)*                     4.38%    23.39%      13.49%      (22.59)%  (8.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,099    $1,375      $1,387      $ 1,258   $1,571
Ratio to average net assets of:
 Expenses                                                                1.28%     1.31%(c)    1.31%(c)     1.26%    1.16%
 Net investment income (loss)                                             .01%     (.21)%(c)   (.04)%(c)     .29%    (.54)%
Portfolio turnover rate                                                   103%      145%        229%         189%     100%
---------------------------------------------------------------------------------------------------------------------------
See footnotes on page 69

--------------------------------------------------------------------------------
                                                                                           CLASS I
                                                                                     YEAR ENDED JULY 31,
                                                                        2012      2011       2010      2009      2008
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $40.08  $32.38     $28.43     $ 36.61   $39.97
                                                                       ------  ------     ------     -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           .13     .04        .03         .34     (.08)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.75    7.66       3.92       (8.52)   (3.28)
                                                                       ------  ------     ------     -------   ------
Net increase (decrease) in net asset value from operations               1.88    7.70       3.95       (8.18)   (3.36)
                                                                       ------  ------     ------     -------   ------
Net asset value, end of period                                         $41.96  $40.08     $32.38     $ 28.43   $36.61
                                                                       ======  ======     ======     =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)*                     4.69%  23.78%     13.89%     (22.34)%  (8.41)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $   13  $   12     $   10     $ 2,499   $   12
Ratio to average net assets of:
 Expenses                                                                 .96%    .97%(c)    .83%(c)     .97%     .89%
 Net investment income (loss)                                             .33%    .10%(c)    .32%(c)    1.37%    (.21)%
Portfolio turnover rate                                                   103%    145%       229%        189%     100%
-----------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

(d)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                               YEAR ENDED
                                JULY 31,
                                  2008
                               ----------
Class A                          1.36%
Class B                          2.15%
Class C                          2.09%
Advisor Class                    1.06%

(e)Amount is less than $.005.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
   July 31, 2008 by 0.38%, 0.25%, 0.25%, 0.55% and 0.03%, respectively.

   Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2012 and July 31, 2011 by 0.08% and
   0.02%, respectively.

                                                                             69

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                                                                 CLASS A
                                                                                           YEAR ENDED JULY 31,
                                                                          2012         2011           2010        2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $26.15      $21.05        $18.93         $20.08
                                                                       ------      ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                          (.04)(b)     .01(b)       (.04)(b)       (.04)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.22        5.09          2.16          (1.11)
Contributions from Adviser                                                -0-         -0-           -0-            -0-
                                                                       ------      ------        ------         ------
Net increase (decrease) in net asset value from operations               1.18        5.10          2.12          (1.15)
                                                                       ------      ------        ------         ------
Net asset value, end of period                                         $27.33      $26.15        $21.05         $18.93
                                                                       ======      ======        ======         ======
TOTAL RETURN
Total investment return based on net asset value(d)*                     4.51%      24.23%        11.20%         (5.73)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                          $  940      $1,010        $1,057         $  986
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.25%       1.25%(e)      1.36%(e)       1.53%
 Expenses, before waivers/reimbursements                                 1.37%       1.40%(e)      1.47%(e)       1.53%
 Net investment income (loss)                                            (.14)%(b)    .05%(b)(e)   (.20)%(b)(e)   (.25)%
Portfolio turnover rate                                                   95%        158%          114%           108%
-------------------------------------------------------------------------------------------------------------------------

                                                                          2008
---------------------------------------------------------------------------------
Net asset value, beginning of period                                   $21.60
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                          (.13)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (1.39)
Contributions from Adviser                                                .00(c)
                                                                       ------
Net increase (decrease) in net asset value from operations              (1.52)
                                                                       ------
Net asset value, end of period                                         $20.08
                                                                       ======
TOTAL RETURN
Total investment return based on net asset value(d)*                    (7.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                          $1,042
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.48%(f)
 Expenses, before waivers/reimbursements                                 1.48%(f)
 Net investment income (loss)                                            (.59)%
Portfolio turnover rate                                                    90%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                 CLASS B
                                                                                           YEAR ENDED JULY 31,
                                                                         2012        2011         2010         2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 22.45   $ 18.24      $  16.55      $  17.70
                                                                       -------   -------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.23)     (.19)         (.21)         (.16)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.03      4.40          1.90          (.99)
Contributions from Adviser                                                 -0-       -0-           -0-           -0-
                                                                       -------   -------      --------      --------
Net increase (decrease) in net asset value from operations                 .80      4.21          1.69         (1.15)
                                                                       -------   -------      --------      --------
Net asset value, end of period                                         $ 23.25   $ 22.45      $  18.24      $  16.55
                                                                       =======   =======      ========      ========
TOTAL RETURN
Total investment return based on net asset value(d)*                      3.56%    23.08%        10.21%        (6.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $56,494   $80,373      $100,234      $147,046
Ratio to average net assets of:
 Expenses                                                                 2.18%     2.18%(e)      2.27%(e)      2.39%
 Net investment loss                                                     (1.05)%    (.88)%(e)    (1.10)%(e)    (1.11)%
Portfolio turnover rate                                                     95%      158%          114%          108%
-----------------------------------------------------------------------------------------------------------------------

                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  19.20
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.28)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.22)
Contributions from Adviser                                                  .00(c)
                                                                       --------
Net increase (decrease) in net asset value from operations                (1.50)
                                                                       --------
Net asset value, end of period                                         $  17.70
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(d)*                      (7.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $296,367
Ratio to average net assets of:
 Expenses                                                                  2.29%(f)
 Net investment loss                                                      (1.43)%
Portfolio turnover rate                                                      90%
-----------------------------------------------------------------------------------
See footnotes on page 73

--------------------------------------------------------------------------------
                                                                                                  CLASS C
                                                                                            YEAR ENDED JULY 31,
                                                                          2012        2011          2010         2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  22.58   $  18.34      $  16.63      $  17.78
                                                                       --------   --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.22)      (.18)         (.20)         (.15)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     1.05       4.42          1.91         (1.00)
Contributions from Adviser                                                  -0-        -0-           -0-           -0-
                                                                       --------   --------      --------      --------
Net increase (decrease) in net asset value from operations                  .83       4.24          1.71         (1.15)
                                                                       --------   --------      --------      --------
Net asset value, end of period                                         $  23.41   $  22.58      $  18.34      $  16.63
                                                                       ========   ========      ========      ========
TOTAL RETURN
Total investment return based on net asset value(d)*                       3.68%     23.12%        10.28%        (6.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $190,858   $210,361      $199,201      $200,133
Ratio to average net assets of:
 Expenses                                                                  2.11%      2.13%(e)      2.21%(e)      2.30%
 Net investment loss                                                      (1.00)%     (.83)%(e)    (1.05)%(e)    (1.01)%
Portfolio turnover rate                                                      95%       158%          114%          108%
-------------------------------------------------------------------------------------------------------------------------

                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  19.27
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.26)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.23)
Contributions from Adviser                                                  .00(c)
                                                                       --------
Net increase (decrease) in net asset value from operations                (1.49)
                                                                       --------
Net asset value, end of period                                         $  17.78
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(d)*                      (7.73)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $251,327
Ratio to average net assets of:
 Expenses                                                                  2.22%(f)
 Net investment loss                                                      (1.34)%
Portfolio turnover rate                                                      90%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                              ADVISOR CLASS
                                                                                           YEAR ENDED JULY 31,
                                                                         2012        2011         2010         2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  27.40  $  22.03     $  19.77      $  20.91
                                                                       --------  --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                             .01       .05         (.00)(c)       .01
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     1.28      5.32         2.26         (1.15)
Contributions from Adviser                                                  -0-       -0-          -0-           -0-
                                                                       --------  --------     --------      --------
Net increase (decrease) in net asset value from operations                 1.29      5.37         2.26         (1.14)
                                                                       --------  --------     --------      --------
Net asset value, end of period                                         $  28.69  $  27.40     $  22.03      $  19.77
                                                                       ========  ========     ========      ========
TOTAL RETURN
Total investment return based on net asset value(d)*                       4.71%    24.38%       11.43%        (5.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $361,700  $376,037     $309,035      $297,490
Ratio to average net assets of:
 Expenses                                                                  1.07%     1.10%(e)     1.17%(e)      1.23%
 Net investment income (loss)                                               .03%      .19%(e)     (.01)%(e)      .06%
Portfolio turnover rate                                                      95%      158%         114%          108%
-----------------------------------------------------------------------------------------------------------------------

                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  22.43
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.06)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.46)
Contributions from Adviser                                                  .00(c)
                                                                       --------
Net increase (decrease) in net asset value from operations                (1.52)
                                                                       --------
Net asset value, end of period                                         $  20.91
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(d)*                      (6.78)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $234,005
Ratio to average net assets of:
 Expenses                                                                  1.18%(f)
 Net investment income (loss)                                              (.28)%
Portfolio turnover rate                                                      90%
-----------------------------------------------------------------------------------

See footnotes on page 73

                                                                             71

--------------------------------------------------------------------------------
                                                                                             CLASS R
                                                                                       YEAR ENDED JULY 31,
                                                                         2012       2011        2010       2009     2008
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 25.89   $20.91      $18.84      $19.99   $21.50
                                                                       -------   ------      ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.13)    (.07)       (.10)       (.05)    (.12)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.24     5.05        2.17       (1.10)   (1.39)
Contributions from Adviser                                                 -0-      -0-         -0-         -0-      .00(c)
                                                                       -------   ------      ------      ------   ------
Net increase (decrease) in net asset value from operations                1.11     4.98        2.07       (1.15)   (1.51)
                                                                       -------   ------      ------      ------   ------
Net asset value, end of period                                         $ 27.00   $25.89      $20.91      $18.84   $19.99
                                                                       =======   ======      ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)*                      4.29%   23.82%      10.99%      (5.75)%  (7.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $13,455   $8,315      $3,651      $1,804   $1,336
Ratio to average net assets of:
 Expenses                                                                 1.56%    1.55%(e)    1.59%(e)    1.58%    1.43%
 Net investment loss                                                      (.49)%   (.27)%(e)   (.44)%(e)   (.30)%   (.55)%
Portfolio turnover rate                                                     95%     158%        114%        108%      90%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                               CLASS K
                                                                                         YEAR ENDED JULY 31,
                                                                         2012       2011         2010        2009       2008
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 26.50   $ 21.34     $ 19.17      $ 20.28    $ 21.77
                                                                       -------   -------     -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           (.04)      .01        (.02)         .00(c)    (.08)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.26      5.15        2.19        (1.11)     (1.41)
Contributions from Adviser                                                 -0-       -0-         -0-          -0-        .00(c)
                                                                       -------   -------     -------      -------    -------
Net increase (decrease) in net asset value from operations                1.22      5.16        2.17        (1.11)     (1.49)
                                                                       -------   -------     -------      -------    -------
Net asset value, end of period                                         $ 27.72   $ 26.50     $ 21.34      $ 19.17    $ 20.28
                                                                       =======   =======     =======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)*                      4.60%    24.18%      11.32%       (5.47)%    (6.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $42,490   $40,805     $41,898      $38,480    $28,191
Ratio to average net assets of:
 Expenses                                                                 1.25%     1.27%(e)    1.27%(e)     1.27%      1.24%
 Net investment income (loss)                                             (.15)%     .03%(e)    (.11)%(e)     .02%      (.36)%
Portfolio turnover rate                                                     95%      158%        114%         108%        90%
-------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 73

--------------------------------------------------------------------------------
                                                                                              CLASS I
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010       2009       2008
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 27.15  $ 21.78     $ 19.50     $ 20.56   $ 21.98
                                                                       -------  -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .06      .09         .05         .06       .01
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.27     5.28        2.23       (1.12)    (1.43)
Contributions from Adviser                                                 -0-      -0-         -0-         -0-       .00(c)
                                                                       -------  -------     -------     -------   -------
Net increase (decrease) in net asset value from operations                1.33     5.37        2.28       (1.06)    (1.42)
                                                                       -------  -------     -------     -------   -------
Net asset value, end of period                                         $ 28.48  $ 27.15     $ 21.78     $ 19.50   $ 20.56
                                                                       =======  =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*                      4.90%   24.66%      11.69%      (5.16)%   (6.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $31,948  $35,837     $32,862     $36,582   $39,318
Ratio to average net assets of:
 Expenses                                                                  .87%     .94%(e)     .93%(e)     .92%      .85%
 Net investment income                                                     .24%     .35%(e)     .24%(e)     .37%      .04%
Portfolio turnover rate                                                     95%     158%        114%        108%       90%
----------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                               YEAR ENDED
                                JULY 31,
                                  2008
                               ----------
Class A                           1.47
Class B                           2.28
Class C                           2.21
Advisor Class                     1.17

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
   July 31, 2008 by 2.81%, 2.98%, 5.15%, 16.15% and 0.53%, respectively.

   Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2012 and July 31, 2011 by 0.05% and
   0.06%, respectively.

                                                                             73

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND (FORMERLY ALLIANCEBERNSTEIN SMALL/MID
CAP GROWTH FUND)
--------------------------------------------------------------------------------
                                                                                                  CLASS A
                                                                                            YEAR ENDED JULY 31,
                                                                          2012        2011          2010         2009
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   6.60   $   4.62      $   3.72      $   4.79
                                                                       --------   --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.04)      (.05)         (.04)         (.03)
Net realized and unrealized gain (loss) on investment transactions          .25       2.03           .94         (1.04)
Contributions from Manager                                                  -0-        -0-           -0-           .00(b)
                                                                       --------   --------      --------      --------
Net increase (decrease) in net asset value from operations                  .21       1.98           .90         (1.07)
                                                                       --------   --------      --------      --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions             -0-        -0-           -0-           -0-
                                                                       --------   --------      --------      --------
Net asset value, end of period                                         $   6.81   $   6.60      $   4.62      $   3.72
                                                                       ========   ========      ========      ========
TOTAL RETURN
Total investment return based on net asset value(c)*                       3.18%     42.86%        24.19%       (22.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $463,170   $492,710      $347,184      $320,585
Ratio to average net assets of:
 Expenses                                                                  1.18%      1.24%(d)      1.33%(d)      1.38%
 Net investment loss                                                       (.58)%     (.79)%(d)     (.85)%(d)     (.93)%
Portfolio turnover rate                                                      86%        90%           92%          176%
--------------------------------------------------------------------------------------------------------------------------

                                                                          2008
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   6.22
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.05)
Net realized and unrealized gain (loss) on investment transactions         (.52)
Contributions from Manager                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                 (.57)
                                                                       --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.86)
                                                                       --------
Net asset value, end of period                                         $   4.79
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                     (11.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $465,189
Ratio to average net assets of:
 Expenses                                                                  1.23%
 Net investment loss                                                       (.95)%
Portfolio turnover rate                                                     129%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                              CLASS B
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010        2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 4.98   $ 3.52      $ 2.85      $  3.71    $  5.04
                                                                       ------   ------      ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.07)    (.07)       (.06)        (.05)      (.08)
Net realized and unrealized gain (loss) on investment transactions        .18     1.53         .73         (.81)      (.39)
Contributions from Manager                                                -0-      -0-         -0-          .00(b)     .00(b)
                                                                       ------   ------      ------      -------    -------
Net increase (decrease) in net asset value from operations                .11     1.46         .67         (.86)      (.47)
                                                                       ------   ------      ------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           -0-      -0-         -0-          -0-       (.86)
                                                                       ------   ------      ------      -------    -------
Net asset value, end of period                                         $ 5.09   $ 4.98      $ 3.52      $  2.85    $  3.71
                                                                       ======   ======      ======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     2.21%   41.48%      23.51%      (23.18)%   (12.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $5,430   $9,190      $9,220      $10,493    $20,792
Ratio to average net assets of:
 Expenses                                                                2.05%    2.10%(d)    2.20%(d)     2.30%      2.07%
 Net investment loss                                                    (1.44)%  (1.63)%(d)  (1.72)%(d)   (1.86)%    (1.79)%
Portfolio turnover rate                                                    86%      90%         92%         176%       129%
-----------------------------------------------------------------------------------------------------------------------------

See footnotes on page 77

--------------------------------------------------------------------------------
                                                                                                CLASS C
                                                                                          YEAR ENDED JULY 31,
                                                                         2012        2011         2010        2009       2008
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  5.00   $  3.53      $  2.86      $  3.72    $  5.04
                                                                       -------   -------      -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.07)     (.07)        (.05)        (.05)      (.08)
Net realized and unrealized gain (loss) on investment transactions         .18      1.54          .72         (.81)      (.38)
Contributions from Manager                                                 -0-       -0-          -0-          .00(b)     .00(b)
                                                                       -------   -------      -------      -------    -------
Net increase (decrease) in net asset value from operations                 .11      1.47          .67         (.86)      (.46)
                                                                       -------   -------      -------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            -0-       -0-          -0-          -0-       (.86)
                                                                       -------   -------      -------      -------    -------
Net asset value, end of period                                         $  5.11   $  5.00      $  3.53      $  2.86    $  3.72
                                                                       =======   =======      =======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                      2.20%    41.64%       23.43%      (23.12)%   (12.36)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $25,453   $22,117      $10,159      $ 9,623    $14,221
Ratio to average net assets of:
 Expenses                                                                 1.96%     2.03%(d)     2.14%(d)     2.20%      2.03%
 Net investment loss                                                     (1.37)%   (1.59)%(d)   (1.66)%(d)   (1.75)%    (1.75)%
Portfolio turnover rate                                                     86%       90%          92%         176%       129%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                              ADVISOR CLASS
                                                                                           YEAR ENDED JULY 31,
                                                                          2012        2011          2010        2009
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   6.85   $   4.79      $  3.84      $  4.94
                                                                       --------   --------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.02)      (.04)        (.03)        (.02)
Net realized and unrealized gain (loss) on investment transactions          .25       2.10          .98        (1.08)
Contributions from Manager                                                  -0-        -0-          -0-          .00(b)
                                                                       --------   --------      -------      -------
Net increase (decrease) in net asset value from operations                  .23       2.06          .95        (1.10)
                                                                       --------   --------      -------      -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions             -0-        -0-          -0-          -0-
                                                                       --------   --------      -------      -------
Net asset value, end of period                                         $   7.08   $   6.85      $  4.79      $  3.84
                                                                       ========   ========      =======      =======
TOTAL RETURN
Total investment return based on net asset value(c)*                       3.36%     43.01%       24.74%      (22.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $414,438   $123,444      $33,242      $28,862
Ratio to average net assets of:
 Expenses                                                                   .94%       .99%(d)     1.10%(d)     1.15%
 Net investment loss                                                       (.37)%     (.56)%(d)    (.62)%(d)    (.71)%
Portfolio turnover rate                                                      86%        90%          92%         176%
------------------------------------------------------------------------------------------------------------------------

                                                                          2008
---------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  6.38
                                                                       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.04)
Net realized and unrealized gain (loss) on investment transactions        (.54)
Contributions from Manager                                                 .00(b)
                                                                       -------
Net increase (decrease) in net asset value from operations                (.58)
                                                                       -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           (.86)
                                                                       -------
Net asset value, end of period                                         $  4.94
                                                                       =======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (11.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $45,739
Ratio to average net assets of:
 Expenses                                                                 1.00%
 Net investment loss                                                      (.72)%
Portfolio turnover rate                                                    129%
---------------------------------------------------------------------------------

See footnotes on page 77

                                                                             75

--------------------------------------------------------------------------------
                                                                                              CLASS R
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010        2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 6.47   $ 4.55      $ 3.67      $  4.74    $  6.18
                                                                       ------   ------      ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.06)    (.07)       (.05)        (.04)      (.07)
Net realized and unrealized gain (loss) on investment transactions        .23     1.99         .93        (1.03)      (.51)
Contributions from Manager                                                -0-      -0-         -0-          .00(b)     .00(b)
                                                                       ------   ------      ------      -------    -------
Net increase (decrease) in net asset value from operations                .17     1.92         .88        (1.07)      (.58)
                                                                       ------   ------      ------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           -0-      -0-         -0-          -0-       (.86)
                                                                       ------   ------      ------      -------    -------
Net asset value, end of period                                         $ 6.64   $ 6.47      $ 4.55      $  3.67    $  4.74
                                                                       ======   ======      ======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     2.63%   42.20%      23.98%      (22.57)%   (11.99)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $4,947   $4,156      $2,298      $ 1,960    $ 2,900
Ratio to average net assets of:
 Expenses                                                                1.57%    1.61%(d)    1.64%(d)     1.63%      1.46%
 Net investment loss                                                     (.98)%  (1.16)%(d)  (1.16)%(d)   (1.18)%    (1.19)%
Portfolio turnover rate                                                    86%      90%         92%         176%       129%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                              CLASS K
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010        2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 6.60   $ 4.62      $ 3.72      $  4.79    $  6.22
                                                                       ------   ------      ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.04)    (.05)       (.04)        (.03)      (.04)
Net realized and unrealized gain (loss) on investment transactions        .24     2.03         .94        (1.04)      (.53)
Contributions from Manager                                                -0-      -0-         -0-          .00(b)     .00(b)
                                                                       ------   ------      ------      -------    -------
Net increase (decrease) in net asset value from operations                .20     1.98         .90        (1.07)      (.57)
                                                                       ------   ------      ------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           -0-      -0-         -0-          -0-       (.86)
                                                                       ------   ------      ------      -------    -------
Net asset value, end of period                                         $ 6.80   $ 6.60      $ 4.62      $  3.72    $  4.79
                                                                       ======   ======      ======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     3.03%   42.86%      24.19%      (22.34)%   (11.73)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,355   $5,341      $3,299      $   919    $   499
Ratio to average net assets of:
 Expenses                                                                1.25%    1.29%(d)    1.34%(d)     1.30%      1.17%
 Net investment loss                                                     (.66)%   (.85)%(d)   (.86)%(d)    (.81)%     (.73)%
Portfolio turnover rate                                                    86%      90%         92%         176%       129%
-----------------------------------------------------------------------------------------------------------------------------

See footnotes on page 77

--------------------------------------------------------------------------------
                                                                                              CLASS I
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010        2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 6.78   $ 4.73      $ 3.78      $  4.86    $  6.28
                                                                       ------   ------      ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.02)    (.03)       (.02)        (.02)      (.03)
Net realized and unrealized gain (loss) on investment transactions        .25     2.08         .97        (1.06)      (.53)
Contributions from Manager                                                -0-      -0-         -0-          .00(b)     .00(b)
                                                                       ------   ------      ------      -------    -------
Net increase (decrease) in net asset value from operations                .23     2.05         .95        (1.08)      (.56)
                                                                       ------   ------      ------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           -0-      -0-         -0-          -0-       (.86)
                                                                       ------   ------      ------      -------    -------
Net asset value, end of period                                         $ 7.01   $ 6.78      $ 4.73      $  3.78    $  4.86
                                                                       ======   ======      ======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     3.39%   43.34%      25.13%      (22.22)%   (11.44)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,909   $7,288      $5,298      $ 6,035    $11,013
Ratio to average net assets of:
 Expenses                                                                 .81%     .95%(d)     .92%(d)      .93%       .84%
 Net investment loss                                                     (.24)%   (.49)%(d)   (.45)%(d)    (.49)%     (.57)%
Portfolio turnover rate                                                    86%      90%         92%         176%       129%
-----------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
   July 31, 2008 by 0.16%, 0.11%, 1.25%, 0.06% and 0.07%, respectively.

Includesthe impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2012 and July 31, 2011 by
        0.06% and 0.09%, respectively.

                                                                             77

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                                                 CLASS A
                                                                                           YEAR ENDED JULY 31,
                                                                          2012       2011        2010         2009
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  35.77   $  25.36   $  21.08      $  26.69
                                                                       --------   --------   --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.31)      (.37)      (.31)         (.24)
Net realized and unrealized gain (loss) on investment transactions         2.64+     10.78       4.59         (5.37)
Contributions from Adviser                                                  -0-        -0-        -0-           -0-
                                                                       --------   --------   --------      --------
Net increase (decrease) in net asset value from operations                 2.33      10.41       4.28         (5.61)
                                                                       --------   --------   --------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.23)       -0-        -0-           -0-
Distributions from net realized gain on investment transactions            (.25)       -0-        -0-           -0-
                                                                       --------   --------   --------      --------
Total dividends and distributions                                          (.48)       -0-        -0-           -0-
                                                                       --------   --------   --------      --------
Net asset value, end of period                                         $  37.62   $  35.77   $  25.36      $  21.08
                                                                       ========   ========   ========      ========
TOTAL RETURN
Total investment return based on net asset value(c)*                       6.73%     41.05%     20.30%       (21.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $284,767   $227,339   $152,958      $146,038
Ratio to average net assets of:
 Expenses                                                                  1.33%      1.43%      1.60%(d)      1.62%
 Net investment loss                                                       (.88)%    (1.13)%    (1.30)%(d)    (1.28)%
Portfolio turnover rate                                                      88%       107%        93%          108%
----------------------------------------------------------------------------------------------------------------------

                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  29.55
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.31)
Net realized and unrealized gain (loss) on investment transactions        (2.55)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                (2.86)
                                                                       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        -0-
Distributions from net realized gain on investment transactions             -0-
                                                                       --------
Total dividends and distributions                                           -0-
                                                                       --------
Net asset value, end of period                                         $  26.69
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      (9.68)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $205,802
Ratio to average net assets of:
 Expenses                                                                  1.58%(e)
 Net investment loss                                                      (1.07)%
Portfolio turnover rate                                                     100%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                                       YEAR ENDED JULY 31,
                                                                         2012     2011      2010       2009       2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $28.64   $20.47   $17.16      $ 21.92   $ 24.48
                                                                       ------   ------   ------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.48)    (.52)    (.42)        (.34)     (.44)
Net realized and unrealized gain (loss) on investment transactions       2.11+    8.69     3.73        (4.42)    (2.12)
Contributions from Adviser                                                -0-      -0-      -0-          -0-       .00(b)
                                                                       ------   ------   ------      -------   -------
Net increase (decrease) in net asset value from operations               1.63     8.17     3.31        (4.76)    (2.56)
                                                                       ------   ------   ------      -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.01)     -0-      -0-          -0-       -0-
Distributions from net realized gain on investment transactions          (.25)     -0-      -0-          -0-       -0-
                                                                       ------   ------   ------      -------   -------
Total dividends and distributions                                        (.26)     -0-      -0-          -0-       -0-
                                                                       ------   ------   ------      -------   -------
Net asset value, end of period                                         $30.01   $28.64   $20.47      $ 17.16   $ 21.92
                                                                       ======   ======   ======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     5.83%   39.91%   19.29%      (21.72)%  (10.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,194   $8,999   $9,568      $12,471   $23,869
Ratio to average net assets of:
 Expenses                                                                2.18%    2.29%    2.45%(d)     2.51%     2.40%(e)
 Net investment loss                                                    (1.73)%  (1.99)%  (2.16)%(d)   (2.16)%   (1.87)%
Portfolio turnover rate                                                    88%     107%      93%         108%      100%
--------------------------------------------------------------------------------------------------------------------------

See footnotes on page 81

--------------------------------------------------------------------------------
                                                                                              CLASS C
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010       2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 28.83   $ 20.60   $ 17.25      $ 22.02   $ 24.56
                                                                       -------   -------   -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.46)     (.51)     (.41)        (.33)     (.43)
Net realized and unrealized gain (loss) on investment transactions        2.12+     8.74      3.76        (4.44)    (2.11)
Contributions from Adviser                                                 -0-       -0-       -0-          -0-       .00(b)
                                                                       -------   -------   -------      -------   -------
Net increase (decrease) in net asset value from operations                1.66      8.23      3.35        (4.77)    (2.54)
                                                                       -------   -------   -------      -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.06)      -0-       -0-          -0-       -0-
Distributions from net realized gain on investment transactions           (.25)      -0-       -0-          -0-       -0-
                                                                       -------   -------   -------      -------   -------
Total dividends and distributions                                         (.31)      -0-       -0-          -0-       -0-
                                                                       -------   -------   -------      -------   -------
Net asset value, end of period                                         $ 30.18   $ 28.83   $ 20.60      $ 17.25   $ 22.02
                                                                       =======   =======   =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                      5.93%    39.95%    19.42%      (21.66)%  (10.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $33,894   $20,107   $13,677      $13,246   $19,840
Ratio to average net assets of:
 Expenses                                                                 2.08%     2.19%     2.37%(d)     2.41%     2.34%(e)
 Net investment loss                                                     (1.64)%   (1.90)%   (2.08)%(d)   (2.07)%   (1.83)%
Portfolio turnover rate                                                     88%      107%       93%         108%      100%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                            ADVISOR CLASS
                                                                                         YEAR ENDED JULY 31,
                                                                          2012      2011        2010       2009       2008
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  37.36   $ 26.43   $ 21.90      $ 27.65   $ 30.52
                                                                       --------   -------   -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.23)     (.28)     (.26)        (.20)     (.24)
Net realized and unrealized gain (loss) on investment transactions         2.76+    11.21      4.79        (5.55)    (2.63)
Contributions from Adviser                                                  -0-       -0-       -0-          -0-       .00(b)
                                                                       --------   -------   -------      -------   -------
Net increase (decrease) in net asset value from operations                 2.53     10.93      4.53        (5.75)    (2.87)
                                                                       --------   -------   -------      -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.34)      -0-       -0-          -0-       -0-
Distributions from net realized gain on investment transactions            (.25)      -0-       -0-          -0-       -0-
                                                                       --------   -------   -------      -------   -------
Total dividends and distributions                                          (.59)      -0-       -0-          -0-       -0-
                                                                       --------   -------   -------      -------   -------
Net asset value, end of period                                         $  39.30   $ 37.36   $ 26.43      $ 21.90   $ 27.65
                                                                       ========   =======   =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                       7.03%    41.36%    20.68%      (20.80)%   (9.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $145,773   $58,959   $18,067      $18,439   $26,423
Ratio to average net assets of:
 Expenses                                                                  1.05%     1.10%     1.33%(d)     1.35%     1.31%(e)
 Net investment loss                                                       (.61)%    (.81)%   (1.03)%(d)   (1.00)%    (.81)%
Portfolio turnover rate                                                      88%      107%       93%         108%      100%
------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 81

                                                                             79

--------------------------------------------------------------------------------
                                                                                             CLASS R
                                                                                       YEAR ENDED JULY 31,
                                                                         2012      2011       2010       2009      2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 35.61   $ 25.30   $21.04      $ 26.66   $29.52
                                                                       -------   -------   ------      -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.41)     (.44)    (.34)        (.25)    (.33)
Net realized and unrealized gain (loss) on investment transactions        2.65+    10.75     4.60        (5.37)   (2.53)
Contributions from Adviser                                                 -0-       -0-      -0-          -0-      .00(b)
                                                                       -------   -------   ------      -------   ------
Net increase (decrease) in net asset value from operations                2.24     10.31     4.26        (5.62)   (2.86)
                                                                       -------   -------   ------      -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.18)      -0-      -0-          -0-      -0-
Distributions from net realized gain on investment transactions           (.25)      -0-      -0-          -0-      -0-
                                                                       -------   -------   ------      -------   ------
Total dividends and distributions                                         (.43)      -0-      -0-          -0-      -0-
                                                                       -------   -------   ------      -------   ------
Net asset value, end of period                                         $ 37.42   $ 35.61   $25.30      $ 21.04   $26.66
                                                                       =======   =======   ======      =======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                      6.48%    40.75%   20.25%      (21.08)%  (9.69)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $25,065   $13,504   $6,845      $ 2,957   $2,197
Ratio to average net assets of:
 Expenses                                                                 1.60%     1.63%    1.69%(d)     1.70%    1.64%
 Net investment loss                                                     (1.16)%   (1.33)%  (1.39)%(d)   (1.35)%  (1.19)%
Portfolio turnover rate                                                     88%      107%      93%         108%     100%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                             CLASS K
                                                                                       YEAR ENDED JULY 31,
                                                                         2012      2011       2010       2009      2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 36.24   $ 25.66   $21.27      $ 26.88   $29.70
                                                                       -------   -------   ------      -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.31)     (.35)    (.26)        (.21)    (.26)
Net realized and unrealized gain (loss) on investment transactions        2.71+    10.93     4.65        (5.40)   (2.56)
Contributions from Adviser                                                 -0-       -0-      -0-          -0-      .00(b)
                                                                       -------   -------   ------      -------   ------
Net increase (decrease) in net asset value from operations                2.40     10.58     4.39        (5.61)   (2.82)
                                                                       -------   -------   ------      -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.23)      -0-      -0-          -0-      -0-
Distributions from net realized gain on investment transactions           (.25)      -0-      -0-          -0-      -0-
                                                                       -------   -------   ------      -------   ------
Total dividends and distributions                                         (.48)      -0-      -0-          -0-      -0-
                                                                       -------   -------   ------      -------   ------
Net asset value, end of period                                         $ 38.16   $ 36.24   $25.66      $ 21.27   $26.88
                                                                       =======   =======   ======      =======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                      6.83%    41.23%   20.64%      (20.87)%  (9.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $33,677   $10,725   $6,858      $ 5,323   $3,199
Ratio to average net assets of:
 Expenses                                                                 1.25%     1.32%    1.37%(d)     1.44%    1.40%
 Net investment loss                                                      (.83)%   (1.03)%  (1.07)%(d)   (1.10)%   (.93)%
Portfolio turnover rate                                                     88%      107%      93%         108%     100%
--------------------------------------------------------------------------------------------------------------------------

See footnotes on page 81

--------------------------------------------------------------------------------
                                                                                             CLASS I
                                                                                       YEAR ENDED JULY 31,
                                                                       2012       2011        2010         2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  37.09   $  26.18   $  21.63      $  27.24   $ 29.98
                                                                    --------   --------   --------      --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                  (.18)      (.24)      (.18)         (.15)     (.15)
Net realized and unrealized gain (loss) on investment transactions      2.74+     11.15       4.73         (5.46)    (2.59)
Contributions from Adviser                                               -0-        -0-        -0-           -0-       .00(b)
                                                                    --------   --------   --------      --------   -------
Net increase (decrease) in net asset value from operations              2.56      10.91       4.55         (5.61)    (2.74)
                                                                    --------   --------   --------      --------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                    (.35)       -0-        -0-           -0-       -0-
Distributions from net realized gain on investment transactions         (.25)       -0-        -0-           -0-       -0-
                                                                    --------   --------   --------      --------   -------
Total dividends and distributions                                       (.60)       -0-        -0-           -0-       -0-
                                                                    --------   --------   --------      --------   -------
Net asset value, end of period                                      $  39.05   $  37.09   $  26.18      $  21.63   $ 27.24
                                                                    ========   ========   ========      ========   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                    7.16%     41.67%     21.04%       (20.59)%   (9.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $236,071   $195,623   $187,866      $159,368   $79,587
Ratio to average net assets of:
  Expenses                                                               .94%      1.00%      1.04%(d)      1.12%     1.01%
  Net investment loss                                                   (.49)%     (.70)%     (.74)%(d)     (.78)%    (.50)%
Portfolio turnover rate                                                   88%       107%        93%          108%      100%
-----------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                               YEAR ENDED
                                JULY 31,
                                  2008
                               ----------
Class A                          1.57%
Class B                          2.39%
Class C                          2.33%
Advisor Class                    1.30%
Class R                            -0-
Class K                            -0-
Class I                            -0-

+ Includes $.08 per share attributed to third party regulatory settlements.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
   July 31, 2008 by 0.01%, 0.04%, 0.12%, 0.13% and 0.04%, respectively.

   Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the year ended July 31, 2012 by 0.20%.

                                                                             81

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                                                             DECEMBER 23,
                                                                                              2009(a) TO
                                                                        YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011         2010
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.48   $ 9.22         $10.00
                                                                       -------   ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                 (.03)    (.06)          (.02)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.62)    3.44+          (.76)
                                                                       -------   ------         ------
Net increase (decrease) in net asset value from operations               (1.65)    3.38           (.78)
                                                                       -------   ------         ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.12)           -0-
Distributions from net realized gain on investment transactions           (.07)     -0-            -0-
                                                                       -------   ------         ------
Total dividends and distributions                                         (.07)    (.12)           -0-
                                                                       -------   ------         ------
Net asset value, end of period                                         $ 10.76   $12.48         $ 9.22
                                                                       =======   ======         ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (13.19)%  36.81%         (7.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 2,567   $9,462         $  549
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.35%    1.35%(e)       1.35%(f)
 Expenses, before waivers/reimbursements                                  2.57%    4.67%(e)      37.39%(f)
 Net investment loss(c)                                                   (.32)%   (.44)%(e)      (.46)%(f)
Portfolio turnover rate                                                    126%      82%            59%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                     CLASS C
                                                                                             DECEMBER 23,
                                                                                              2009(a) TO
                                                                        YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011         2010
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.37   $ 9.18         $10.00
                                                                       -------   ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                 (.09)    (.13)          (.05)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.62)    3.42+          (.77)
                                                                       -------   ------         ------
Net increase (decrease) in net asset value from operations               (1.71)    3.29           (.82)
                                                                       -------   ------         ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.10)           -0-
Distributions from net realized gain on investment transactions           (.07)     -0-            -0-
                                                                       -------   ------         ------
Total dividends and distributions                                         (.07)    (.10)           -0-
                                                                       -------   ------         ------
Net asset value, end of period                                         $ 10.59   $12.37         $ 9.18
                                                                       =======   ======         ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (13.79)%  35.93%         (8.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 1,086   $1,283         $   64
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  2.05%    2.05%(e)       2.05%(f)
 Expenses, before waivers/reimbursements                                  3.41%    6.02%(e)      40.51%(f)
 Net investment loss(c)                                                   (.86)%  (1.09)%(e)     (1.04)%(f)
Portfolio turnover rate                                                    126%      82%            59%
-----------------------------------------------------------------------------------------------------------
See footnotes on page 84

--------------------------------------------------------------------------------
                                                                                   ADVISOR CLASS
                                                                                              DECEMBER 23,
                                                                                               2009(a) TO
                                                                        YEAR ENDED JUNE 30,     JUNE 30,
                                                                         2012        2011         2010
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.52   $  9.23         $10.00
                                                                       -------   -------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                         .02      (.01)          (.01)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.64)     3.44+          (.76)
                                                                       -------   -------         ------
Net increase (decrease) in net asset value from operations               (1.62)     3.43           (.77)
                                                                       -------   -------         ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-      (.14)           -0-
Distributions from net realized gain on investment transactions           (.07)      -0-            -0-
                                                                       -------   -------         ------
Total dividends and distributions                                         (.07)     (.14)           -0-
                                                                       -------   -------         ------
Net asset value, end of period                                         $ 10.83   $ 12.52         $ 9.23
                                                                       =======   =======         ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (12.91)%   37.26%         (7.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $23,736   $22,261         $  893
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.05%     1.05%(e)       1.05%(f)
 Expenses, before waivers/reimbursements                                  2.42%     3.67%(e)      45.29%(f)
 Net investment income (loss)(c)                                           .17%     (.05)%(e)      (.10)%(f)
Portfolio turnover rate                                                    126%       82%            59%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                     CLASS R
                                                                                            DECEMBER 23,
                                                                                             2009(a) TO
                                                                       YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011        2010
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.40   $ 9.20        $10.00
                                                                       -------   ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                        (.04)     .07          (.03)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.62)    3.29+         (.77)
                                                                       -------   ------        ------
Net increase (decrease) in net asset value from operations               (1.66)    3.36          (.80)
                                                                       -------   ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.16)          -0-
Distributions from net realized gain on investment transactions           (.07)     -0-           -0-
                                                                       -------   ------        ------
Total dividends and distributions                                         (.07)    (.16)          -0-
                                                                       -------   ------        ------
Net asset value, end of period                                         $ 10.67   $12.40        $ 9.20
                                                                       =======   ======        ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (13.35)%  36.64%        (8.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $    11   $   12        $    9
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.55%    1.55%(e)      1.55%(f)
 Expenses, before waivers/reimbursements                                  2.85%   11.35%(e)     44.62%(f)
 Net investment income (loss)(c)                                          (.33)%    .58%(e)      (.60)%(f)
Portfolio turnover rate                                                    126%      82%           59%
----------------------------------------------------------------------------------------------------------
See footnotes on page 84

                                                                             83

--------------------------------------------------------------------------------
                                                                                     CLASS K
                                                                                            DECEMBER 23,
                                                                                             2009(a) TO
                                                                       YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011        2010
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.43   $ 9.22        $10.00
                                                                       -------   ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                        (.01)     .10          (.02)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.62)    3.28+         (.76)
                                                                       -------   ------        ------
Net increase (decrease) in net asset value from operations               (1.63)    3.38          (.78)
                                                                       -------   ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.17)          -0-
Distributions from net realized gain on investment transactions           (.07)     -0-           -0-
                                                                       -------   ------        ------
Total dividends and distributions                                         (.07)    (.17)          -0-
                                                                       -------   ------        ------
Net asset value, end of period                                         $ 10.73   $12.43        $ 9.22
                                                                       =======   ======        ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (13.08)%  36.85%        (7.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $    11   $   12        $    9
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.30%    1.30%(e)      1.30%(f)
 Expenses, before waivers/reimbursements                                  2.64%   11.07%(e)     44.36%(f)
 Net investment income (loss)(c)                                          (.09)%    .84%(e)      (.35)%(f)
Portfolio turnover rate                                                    126%      82%           59%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                     CLASS I
                                                                                            DECEMBER 23,
                                                                                             2009(a) TO
                                                                       YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011        2010
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.46   $ 9.23        $10.00
                                                                       -------   ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                         .02      .13          (.01)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.63)    3.29+         (.76)
                                                                       -------   ------        ------
Net increase (decrease) in net asset value from operations               (1.61)    3.42          (.77)
                                                                       -------   ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.19)          -0-
Distributions from net realized gain on investment transactions           (.07)     -0-           -0-
                                                                       -------   ------        ------
Total dividends and distributions                                         (.07)    (.19)          -0-
                                                                       -------   ------        ------
Net asset value, end of period                                         $ 10.78   $12.46        $ 9.23
                                                                       =======   ======        ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (12.89)%  37.21%        (7.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $    11   $   13        $    9
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.05%    1.05%(e)      1.05%(f)
 Expenses, before waivers/reimbursements                                  2.43%   10.80%(e)     44.13%(f)
 Net investment income (loss)(c)                                           .15%    1.09%(e)      (.10)%(f)
Portfolio turnover rate                                                    126%      82%           59%
----------------------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Annualized.

 + Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the
   Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
--------------------------------------------------------------------------------
                                                                                                  CLASS A
                                                                                            YEAR ENDED JULY 31,
                                                                          2012        2011          2010        2009
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  75.21   $  63.67      $  58.61     $  64.34
                                                                       --------   --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                             .07       (.41)          .04         (.11)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (17.18)     12.02          5.83        (5.64)
Contributions from Adviser                                                  -0-        -0-           -0-          .02
                                                                       --------   --------      --------     --------
Net increase (decrease) in net asset value from operations               (17.11)     11.61          5.87        (5.73)
                                                                       --------   --------      --------     --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.38)      (.07)         (.81)         -0-
                                                                       --------   --------      --------     --------
Net asset value, end of period                                         $  57.72   $  75.21      $  63.67     $  58.61
                                                                       ========   ========      ========     ========
TOTAL RETURN
Total investment return based on net asset value(c)*                     (22.74)%    18.25%        10.03%       (8.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $576,361   $882,945      $843,840     $834,209
Ratio to average net assets of:
 Expenses                                                                  1.55%      1.50%(d)      1.55%(d)     1.70%
 Net investment income (loss)                                               .10%      (.55)%(d)      .07%(d)     (.23)%
Portfolio turnover rate                                                     154%       164%          193%         201%
------------------------------------------------------------------------------------------------------------------------

                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  70.75
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.31)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (6.10)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                (6.41)
                                                                       --------
LESS: DIVIDENDS
Dividends from net investment income                                        -0-
                                                                       --------
Net asset value, end of period                                         $  64.34
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      (9.06)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $938,400
Ratio to average net assets of:
 Expenses                                                                  1.46%(e)
 Net investment income (loss)                                              (.43)%
Portfolio turnover rate                                                     118%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                 CLASS B
                                                                                           YEAR ENDED JULY 31,
                                                                         2012        2011         2010        2009
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 64.65   $ 55.11      $ 51.23      $  56.71
                                                                       -------   -------      -------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.41)     (.85)        (.46)         (.47)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (14.71)    10.39         5.15         (5.02)
Contributions from Adviser                                                 -0-       -0-          -0-           .01
                                                                       -------   -------      -------      --------
Net increase (decrease) in net asset value from operations              (15.12)     9.54         4.69         (5.48)
                                                                       -------   -------      -------      --------
LESS: DIVIDENDS
Dividends from net investment income                                       -0-       -0-         (.81)          -0-
                                                                       -------   -------      -------      --------
Net asset value, end of period                                         $ 49.53   $ 64.65      $ 55.11      $  51.23
                                                                       =======   =======      =======      ========
TOTAL RETURN
Total investment return based on net asset value(c)*                    (23.39)%   17.31%        9.16%        (9.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $26,962   $55,473      $72,741      $104,726
Ratio to average net assets of:
 Expenses                                                                 2.39%     2.30%(d)     2.35%(d)      2.54%
 Net investment loss                                                      (.76)%   (1.33)%(d)    (.84)%(d)    (1.12)%
Portfolio turnover rate                                                    154%      164%         193%          201%
----------------------------------------------------------------------------------------------------------------------

                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  62.88
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.80)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (5.37)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                (6.17)
                                                                       --------
LESS: DIVIDENDS
Dividends from net investment income                                        -0-
                                                                       --------
Net asset value, end of period                                         $  56.71
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      (9.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $184,615
Ratio to average net assets of:
 Expenses                                                                  2.29%(e)
 Net investment loss                                                      (1.26)%
Portfolio turnover rate                                                     118%
-----------------------------------------------------------------------------------
See footnotes on page 88

                                                                             85

--------------------------------------------------------------------------------
                                                                                                  CLASS C
                                                                                            YEAR ENDED JULY 31,
                                                                         2012        2011          2010         2009
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 64.96   $  55.35      $  51.42      $  56.88
                                                                       -------   --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.35)      (.83)         (.36)         (.42)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (14.79)     10.44          5.10         (5.06)
Contributions from Adviser                                                 -0-        -0-           -0-           .02
                                                                       -------   --------      --------      --------
Net increase (decrease) in net asset value from operations              (15.14)      9.61          4.74         (5.46)
                                                                       -------   --------      --------      --------
LESS: DIVIDENDS
Dividends from net investment income                                       -0-        -0-          (.81)          -0-
                                                                       -------   --------      --------      --------
Net asset value, end of period                                         $ 49.82   $  64.96      $  55.35      $  51.42
                                                                       =======   ========      ========      ========
TOTAL RETURN
Total investment return based on net asset value(c)*                    (23.31)%    17.36%         9.22%        (9.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $78,410   $129,354      $121,020      $117,334
Ratio to average net assets of:
 Expenses                                                                 2.30%      2.24%(d)      2.29%(d)      2.45%
 Net investment loss                                                      (.65)%    (1.28)%(d)     (.66)%(d)     (.99)%
Portfolio turnover rate                                                    154%       164%          193%          201%
------------------------------------------------------------------------------------------------------------------------

                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  63.01
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.74)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (5.39)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                (6.13)
                                                                       --------
LESS: DIVIDENDS
Dividends from net investment income                                        -0-
                                                                       --------
Net asset value, end of period                                         $  56.88
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      (9.73)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $138,553
Ratio to average net assets of:
 Expenses                                                                  2.20%(e)
 Net investment loss                                                      (1.17)%
Portfolio turnover rate                                                     118%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                             ADVISOR CLASS
                                                                                          YEAR ENDED JULY 31,
                                                                         2012        2011         2010       2009       2008
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 78.60   $  66.53      $ 61.03     $ 66.80   $ 73.24
                                                                       -------   --------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     .27       (.19)         .35         .05      (.10)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (17.98)     12.54         5.96       (5.84)    (6.34)
Contributions from Adviser                                                 -0-        -0-          -0-         .02       .00(b)
                                                                       -------   --------      -------     -------   -------
Net increase (decrease) in net asset value from operations              (17.71)     12.35         6.31       (5.77)    (6.44)
                                                                       -------   --------      -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.66)      (.28)        (.81)        -0-       -0-
                                                                       -------   --------      -------     -------   -------
Net asset value, end of period                                         $ 60.23   $  78.60      $ 66.53     $ 61.03   $ 66.80
                                                                       =======   ========      =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (22.50)%    18.58%       10.35%      (8.64)%   (8.79)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $74,474   $106,042      $63,376     $40,770   $31,546
Ratio to average net assets of:
 Expenses                                                                 1.25%      1.19%(d)     1.25%(d)    1.40%     1.17%(e)
 Net investment income (loss)                                              .41%      (.25)%(d)     .54%(d)     .11%     (.14)%
Portfolio turnover rate                                                    154%       164%         193%        201%      118%
--------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 88

--------------------------------------------------------------------------------
                                                                                            CLASS R
                                                                                      YEAR ENDED JULY 31,
                                                                         2012       2011        2010      2009     2008
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 74.85   $63.46      $58.46     $64.10   $70.52
                                                                       -------   ------      ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     .06     (.50)        .03       (.04)    (.34)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (17.10)   11.99        5.78      (5.62)   (6.09)
Contributions from Adviser                                                 -0-      -0-         -0-        .02      .01
                                                                       -------   ------      ------     ------   ------
Net increase (decrease) in net asset value from operations              (17.04)   11.49        5.81      (5.64)   (6.42)
                                                                       -------   ------      ------     ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                      (.37)    (.10)       (.81)       -0-      -0-
                                                                       -------   ------      ------     ------   ------
Net asset value, end of period                                         $ 57.44   $74.85      $63.46     $58.46   $64.10
                                                                       =======   ======      ======     ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (22.75)%  18.11%       9.95%     (8.80)%  (9.11)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 7,548   $7,728      $5,896     $5,192   $3,904
Ratio to average net assets of:
 Expenses                                                                 1.60%    1.61%(d)    1.62%(d)   1.61%    1.48%
 Net investment income (loss)                                              .09%    (.68)%(d)    .05%(d)   (.09)%   (.47)%
Portfolio turnover rate                                                    154%     164%        193%       201%     118%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                             CLASS K
                                                                                       YEAR ENDED JULY 31,
                                                                         2012       2011        2010      2009     2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 76.47   $64.80      $59.49     $65.02   $71.33
                                                                       -------   ------      ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     .30     (.26)        .22        .11     (.16)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (17.54)   12.21        5.90      (5.66)   (6.15)
Contributions from Adviser                                                 -0-      -0-         -0-        .02      .00(b)
                                                                       -------   ------      ------     ------   ------
Net increase (decrease) in net asset value from operations              (17.24)   11.95        6.12      (5.53)   (6.31)
                                                                       -------   ------      ------     ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                      (.71)    (.28)       (.81)       -0-      -0-
                                                                       -------   ------      ------     ------   ------
Net asset value, end of period                                         $ 58.52   $76.47      $64.80     $59.49   $65.02
                                                                       =======   ======      ======     ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (22.53)%  18.44%      10.30%     (8.50)%  (8.85)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 8,516   $5,509      $4,719     $4,352   $2,440
Ratio to average net assets of:
 Expenses                                                                 1.29%    1.32%(d)    1.30%(d)   1.31%    1.22%
 Net investment income (loss)                                              .46%    (.34)%(d)    .35%(d)    .23%    (.23)%
Portfolio turnover rate                                                    154%     164%        193%       201%     118%
--------------------------------------------------------------------------------------------------------------------------
See footnotes on page 88

                                                                             87

--------------------------------------------------------------------------------
                                                                                             CLASS I
                                                                                       YEAR ENDED JULY 31,
                                                                         2012        2011        2010      2009     2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 77.88   $ 65.92      $60.31     $65.67   $71.77
                                                                       -------   -------      ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     .50      (.02)        .44        .34      .13
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (17.83)    12.44        5.98      (5.73)   (6.24)
Contributions from Adviser                                                 -0-       -0-         -0-        .03      .01
                                                                       -------   -------      ------     ------   ------
Net increase (decrease) in net asset value from operations              (17.33)    12.42        6.42      (5.36)   (6.10)
                                                                       -------   -------      ------     ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                      (.84)     (.46)       (.81)       -0-      -0-
                                                                       -------   -------      ------     ------   ------
Net asset value, end of period                                         $ 59.71   $ 77.88      $65.92     $60.31   $65.67
                                                                       =======   =======      ======     ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (22.22)%   18.86%      10.66%     (8.16)%  (8.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $10,662   $15,646      $5,146     $2,977   $  145
Ratio to average net assets of:
 Expenses                                                                  .89%      .96%(d)     .98%(d)   1.01%     .80%
 Net investment income (loss)                                              .77%     (.02)%(d)    .64%(d)    .71%     .17%
Portfolio turnover rate                                                    154%      164%        193%       201%     118%
--------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                               YEAR ENDED
                                JULY 31,
                                  2008
                               ----------
Class A                          1.45%
Class B                          2.28%
Class C                          2.19%
Advisor Class                    1.16%
Class R                            -0-
Class K                            -0-
Class I                            -0-

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
  July 31, 2008 by 0.07%, 0.04%, 0.42%, 0.24% and 0.32%, respectively.

  Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the year ended July 31, 2011 by 0.03%.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                                                                                                   CLASS A
                                                                                             YEAR ENDED JUNE 30,
                                                                          2012        2011         2010         2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  15.61   $  12.33     $  11.48     $    19.18
                                                                       --------   --------     --------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .10        .13          .10            .19
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (2.52)      3.60         1.14          (7.59)
Contributions from Adviser                                                  -0-        .00(b)       .00(b)         -0-
                                                                       --------   --------     --------     ----------
Net increase (decrease) in net asset value from operations                (2.42)      3.73         1.24          (7.40)
                                                                       --------   --------     --------     ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.12)      (.45)        (.39)          (.28)
Distributions from net realized gain on investment and foreign
 currency transactions                                                      -0-        -0-          -0-           (.02)
                                                                       --------   --------     --------     ----------
Total dividends and distributions                                          (.12)      (.45)        (.39)          (.30)
                                                                       --------   --------     --------     ----------
Net asset value, end of period                                         $  13.07   $  15.61     $  12.33     $    11.48
                                                                       ========   ========     ========     ==========
TOTAL RETURN
Total investment return based on net asset value(c)                      (15.47)%    30.34%*      10.39%        (39.15)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $534,900   $910,267     $935,695     $1,106,113
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.40%      1.30%(d)     1.31%(d)       1.34%
 Expenses, before waivers/reimbursements                                   1.40%      1.30%(d)     1.31%(d)       1.34%
 Net investment income                                                      .77%       .85%(d)      .73%(d)       1.58%
Portfolio turnover rate                                                      63%        67%         121%           103%
-------------------------------------------------------------------------------------------------------------------------

                                                                           2008
------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    20.85
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                      .27
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       (.53)
Contributions from Adviser                                                    .00(b)
                                                                       ----------
Net increase (decrease) in net asset value from operations                   (.26)
                                                                       ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                         (.17)
Distributions from net realized gain on investment and foreign
 currency transactions                                                      (1.24)
                                                                       ----------
Total dividends and distributions                                           (1.41)
                                                                       ----------
Net asset value, end of period                                         $    19.18
                                                                       ==========
TOTAL RETURN
Total investment return based on net asset value(c)                         (1.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $2,128,533
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                     1.23%
 Expenses, before waivers/reimbursements                                     1.23%
 Net investment income                                                       1.35%
Portfolio turnover rate                                                        90%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                CLASS B
                                                                                          YEAR ENDED JUNE 30,
                                                                          2012        2011         2010       2009       2008
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 14.09     $ 11.17     $ 10.42      $ 17.50   $  19.15
                                                                       -------     -------     -------      -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           (.00)(b)     .01        (.01)         .08        .09
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.26)       3.26        1.03        (6.95)      (.45)
Contributions from Adviser                                                 -0-        .00 (b)      .00(b)       -0-        .00(b)
                                                                       -------     -------     -------      -------   --------
Net increase (decrease) in net asset value from operations               (2.26)       3.27        1.02        (6.87)      (.36)
                                                                       -------     -------     -------      -------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-        (.35)      (.27 )        (.19)      (.05)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-         -0-         -0-         (.02)     (1.24)
                                                                       -------     -------     -------      -------   --------
Total dividends and distributions                                          -0-        (.35)      (.27 )        (.21)     (1.29)
                                                                       -------     -------     -------      -------   --------
Net asset value, end of period                                         $ 11.83     $ 14.09     $ 11.17      $ 10.42   $  17.50
                                                                       =======     =======     =======      =======   ========
TOTAL RETURN
Total investment return based on net asset value(c)                     (16.04)%     29.37%*      9.49%      (39.70)%    (2.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $22,731     $38,943     $44,166      $55,832   $114,406
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  2.18%       2.09%(d)    2.10%(d)     2.12%      1.97%
 Expenses, before waivers/reimbursements                                  2.18%       2.09%(d)    2.10%(d)     2.12%      1.97%
 Net investment income (loss)                                             (.01)%       .05%(d)    (.06)%(d)     .74%       .48%
Portfolio turnover rate                                                     63%         67%        121%         103%        90%
---------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 92

                                                                             89

--------------------------------------------------------------------------------
                                                                                                 CLASS C
                                                                                           YEAR ENDED JUNE 30,
                                                                          2012        2011         2010        2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 14.14    $  11.21     $  10.45     $  17.53
                                                                       -------    --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .00(b)      .01          .00(b)       .09
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.27)       3.27         1.03        (6.96)
Contributions from Adviser                                                 -0-         .00(b)       .00(b)       -0-
                                                                       -------    --------     --------     --------
Net increase (decrease) in net asset value from operations               (2.27)       3.28         1.03        (6.87)
                                                                       -------    --------     --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-        (.35)        (.27)        (.19)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-         -0-          -0-         (.02)
                                                                       -------    --------     --------     --------
Total dividends and distributions                                          -0-        (.35)        (.27)        (.21)
                                                                       -------    --------     --------     --------
Net asset value, end of period                                         $ 11.87    $  14.14     $  11.21     $  10.45
                                                                       =======    ========     ========     ========
TOTAL RETURN
Total investment return based on net asset value(c)                     (16.05)%     29.36%*       9.56%      (39.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $90,590    $165,821     $185,848     $228,402
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  2.13%       2.03%(d)     2.03%(d)     2.07%
 Expenses, before waivers/reimbursements                                  2.13%       2.03%(d)     2.03%(d)     2.07%
 Net investment income                                                     .03%        .10%(d)      .01%(d)      .77%
Portfolio turnover rate                                                     63%         67%         121%         103%
-----------------------------------------------------------------------------------------------------------------------

                                                                          2008
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  19.18
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .12
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     (.48)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                 (.36)
                                                                       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.05)
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (1.24)
                                                                       --------
Total dividends and distributions                                         (1.29)
                                                                       --------
Net asset value, end of period                                         $  17.53
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)                       (2.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $542,520
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.94%
 Expenses, before waivers/reimbursements                                   1.94%
 Net investment income                                                      .62%
Portfolio turnover rate                                                      90%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                              ADVISOR CLASS
                                                                                           YEAR ENDED JUNE 30,
                                                                          2012        2011         2010        2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  15.80   $  12.48     $  11.61     $  19.39
                                                                       --------   --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .14        .18          .15          .23
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (2.54)      3.63         1.15        (7.67)
Contributions from Adviser                                                  -0-        .00(b)       .00(b)       -0-
                                                                       --------   --------     --------     --------
Net increase (decrease) in net asset value from operations                (2.40)      3.81         1.30        (7.44)
                                                                       --------   --------     --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.16)      (.49)        (.43)        (.32)
Distributions from net realized gain on investment and foreign
 currency transactions                                                      -0-        -0-          -0-         (.02)
                                                                       --------   --------     --------     --------
Total dividends and distributions                                          (.16)      (.49)        (.43)        (.34)
                                                                       --------   --------     --------     --------
Net asset value, end of period                                         $  13.24   $  15.80     $  12.48     $  11.61
                                                                       ========   ========     ========     ========
TOTAL RETURN
Total investment return based on net asset value(c)                      (15.15)%    30.65%*      10.77%      (39.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $107,284   $229,011     $306,231     $302,956
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.10%      1.00%(d)     1.01%(d)     1.05%
 Expenses, before waivers/reimbursements                                   1.10%      1.00%(d)     1.01%(d)     1.05%
 Net investment income                                                     1.01%      1.20%(d)     1.12%(d)     1.88%
Portfolio turnover rate                                                      63%        67%         121%         103%
-----------------------------------------------------------------------------------------------------------------------

                                                                          2008
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  21.05
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .35
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     (.54)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                 (.19)
                                                                       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.23)
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (1.24)
                                                                       --------
Total dividends and distributions                                         (1.47)
                                                                       --------
Net asset value, end of period                                         $  19.39
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)                       (1.49)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $544,154
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    .93%
 Expenses, before waivers/reimbursements                                    .93%
 Net investment income                                                     1.74%
Portfolio turnover rate                                                      90%
----------------------------------------------------------------------------------
See footnotes on page 92

--------------------------------------------------------------------------------
                                                                                              CLASS R
                                                                                        YEAR ENDED JUNE 30,
                                                                         2012       2011        2010       2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.45   $ 12.22     $ 11.39     $ 19.06   $ 20.75
                                                                       -------   -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .08       .09         .07         .17       .25
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.50)     3.56        1.13       (7.57)     (.55)
Contributions from Adviser                                                 -0-       .00(b)      .00(b)      -0-       .00(b)
                                                                       -------   -------     -------     -------   -------
Net increase (decrease) in net asset value from operations               (2.42)     3.65        1.20       (7.40)     (.30)
                                                                       -------   -------     -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.06)     (.42)       (.37)       (.25)     (.15)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-       -0-         -0-        (.02)    (1.24)
                                                                       -------   -------     -------     -------   -------
Total dividends and distributions                                         (.06)     (.42)       (.37)       (.27)    (1.39)
                                                                       -------   -------     -------     -------   -------
Net asset value, end of period                                         $ 12.97   $ 15.45     $ 12.22     $ 11.39   $ 19.06
                                                                       =======   =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                     (15.63)%   29.98%*     10.17%     (39.33)%   (2.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $26,541   $42,414     $42,587     $41,265   $64,985
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.60%     1.59%(d)    1.58%(d)    1.56%     1.49%
 Expenses, before waivers/reimbursements                                  1.60%     1.59%(d)    1.58%(d)    1.56%     1.49%
 Net investment income                                                     .59%      .58%(d)     .51%(d)    1.44%     1.24%
Portfolio turnover rate                                                     63%       67%        121%        103%       90%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                              CLASS K
                                                                                        YEAR ENDED JUNE 30,
                                                                         2012       2011        2010       2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.54   $ 12.29     $ 11.45     $ 19.14   $ 20.82
                                                                       -------   -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .13       .15         .11         .20       .29
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.52)     3.57        1.14       (7.59)     (.54)
Contributions from Adviser                                                 -0-       .00(b)      .00(b)      -0-       .00(b)
                                                                       -------   -------     -------     -------   -------
Net increase (decrease) in net asset value from operations               (2.39)     3.72        1.25       (7.39)     (.25)
                                                                       -------   -------     -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.12)     (.47)       (.41)       (.28)     (.19)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-       -0-         -0-        (.02)    (1.24)
                                                                       -------   -------     -------     -------   -------
Total dividends and distributions                                         (.12)     (.47)       (.41)       (.30)    (1.43)
                                                                       -------   -------     -------     -------   -------
Net asset value, end of period                                         $ 13.03   $ 15.54     $ 12.29     $ 11.45   $ 19.14
                                                                       =======   =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                     (15.33)%   30.39%*     10.51%     (39.19)%   (1.78)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 8,618   $15,570     $12,117     $11,486   $15,104
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.29%     1.28%(d)    1.27%(d)    1.28%     1.26%
 Expenses, before waivers/reimbursements                                  1.29%     1.28%(d)    1.27%(d)    1.28%     1.26%
 Net investment income                                                     .93%      .99%(d)     .84%(d)    1.79%     1.45%
Portfolio turnover rate                                                     63%       67%        121%        103%       90%
-----------------------------------------------------------------------------------------------------------------------------
See footnotes on page 92

                                                                             91

--------------------------------------------------------------------------------
                                                                                              CLASS I
                                                                                        YEAR ENDED JUNE 30,
                                                                         2012       2011        2010       2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.71   $ 12.40     $ 11.55     $ 19.27   $ 20.92
                                                                       -------   -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .18       .21         .16         .27       .35
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.55)     3.61        1.15       (7.64)     (.52)
Contributions from Adviser                                                 -0-       .00(b)      .00(b)      -0-       .00(b)
                                                                       -------   -------     -------     -------   -------
Net increase (decrease) in net asset value from operations               (2.37)     3.82        1.31       (7.37)     (.17)
                                                                       -------   -------     -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.19)     (.51)       (.46)       (.33)     (.24)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-       -0-         -0-        (.02)    (1.24)
                                                                       -------   -------     -------     -------   -------
Total dividends and distributions                                         (.19)     (.51)       (.46)       (.35)    (1.48)
                                                                       -------   -------     -------     -------   -------
Net asset value, end of period                                         $ 13.15   $ 15.71     $ 12.40     $ 11.55   $ 19.27
                                                                       =======   =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                     (15.02)%   30.97%*     10.86%     (38.90)%   (1.39)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $20,258   $33,806     $28,644     $25,659   $27,460
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   .90%      .90%(d)     .88%(d)     .86%      .84%
 Expenses, before waivers/reimbursements                                   .90%      .90%(d)     .88%(d)     .86%      .84%
 Net investment income                                                    1.35%     1.37%(d)    1.21%(d)    2.37%     1.70%
Portfolio turnover rate                                                     63%       67%        121%        103%       90%
-----------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Amount is less than $0.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

 * Includes the impact of reimbursements from the Adviser which enhanced the
   Fund's performance for the year ended June 30, 2011 by 0.01%.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                                                                               CLASS A
                                                                                   OCTOBER 26,
                                                                       YEAR ENDED  2010(a) TO
                                                                        JUNE 30,    JUNE 30,
                                                                          2012        2011
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.71      $10.00
                                                                        -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .05         .04
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.67)        .66
Contributions from Adviser                                                  .00(d)      .01
                                                                        -------      ------
Net increase (decrease) in net asset value from operations                (1.62)        .71
                                                                        -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.04)        -0-
                                                                        -------      ------
Net asset value, end of period                                          $  9.05      $10.71
                                                                        =======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (15.07)%      7.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $   328      $  333
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.55%       1.55%(f)
 Expenses, before waivers/reimbursements                                   8.03%       9.26%(f)
 Net investment income(c)                                                   .52%        .56%(f)
Portfolio turnover rate                                                     101%         86%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               CLASS C
                                                                                  OCTOBER 26,
                                                                       YEAR ENDED 2010(a) TO
                                                                        JUNE 30,   JUNE 30,
                                                                          2012       2011
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.67     $10.00
                                                                        -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.03)      (.05)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.65)       .72
Contributions from Adviser(d)                                               .00        .00
                                                                        -------     ------
Net increase (decrease) in net asset value from operations                (1.68)       .67
                                                                        -------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.04)       -0-
                                                                        -------     ------
Net asset value, end of period                                          $  8.95     $10.67
                                                                        =======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (15.70)%     6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $    36     $   25
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   2.25%      2.25%(f)
 Expenses, before waivers/reimbursements                                   8.64%     19.09%(f)
 Net investment loss/(c)/                                                  (.28)%     (.75)%(f)
Portfolio turnover rate                                                     101%        86%
-----------------------------------------------------------------------------------------------
See footnotes on page 95

                                                                             93

--------------------------------------------------------------------------------
                                                                            ADVISOR CLASS
                                                                                   OCTOBER 26,
                                                                       YEAR ENDED  2010(a) TO
                                                                        JUNE 30,    JUNE 30,
                                                                          2012        2011
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.74      $10.00
                                                                        -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .07         .03
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.67)        .70
Contributions from Adviser                                                  .00(d)      .01
                                                                        -------      ------
Net increase (decrease) in net asset value from operations                (1.60)        .74
                                                                        -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.04)        -0-
                                                                        -------      ------
Net asset value, end of period                                          $  9.10      $10.74
                                                                        =======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (14.85)%      7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $ 1,080      $1,085
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.25%       1.25%(f)
 Expenses, before waivers/reimbursements                                   7.74%      12.03%(f)
 Net investment income(c)                                                   .79%        .48%(f)
Portfolio turnover rate                                                     101%         86%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               CLASS R
                                                                                  OCTOBER 26,
                                                                       YEAR ENDED 2010(a) TO
                                                                        JUNE 30,   JUNE 30,
                                                                          2012       2011
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.67     $10.00
                                                                        -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                          .02       (.02)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.65)       .72
Contributions from Adviser(d)                                               .00        .00
                                                                        -------     ------
Net increase (decrease) in net asset value from operations                (1.63)       .70
                                                                        -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.01)      (.03)
Distributions from net realized gain on investment transactions            (.04)       -0-
                                                                        -------     ------
Total dividends and distributions                                          (.05)      (.03)
                                                                        -------     ------
Net asset value, end of period                                          $  8.99     $10.67
                                                                        =======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (15.25)%     7.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $     9     $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.75%      1.75%(f)
 Expenses, before waivers/reimbursements                                   6.95%      8.37%(f)
 Net investment income (loss)(c)                                            .24%      (.24)%(f)
Portfolio turnover rate                                                     101%        86%
-----------------------------------------------------------------------------------------------
See footnotes on page 95

--------------------------------------------------------------------------------
                                                                               CLASS K
                                                                                  OCTOBER 26,
                                                                       YEAR ENDED 2010(a) TO
                                                                        JUNE 30,   JUNE 30,
                                                                          2012       2011
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.69     $10.00
                                                                        -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .05        .00(d)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.66)       .72
Contributions from Adviser(d)                                               .00        .00
                                                                        -------     ------
Net increase (decrease) in net asset value from operations                (1.61)       .72
                                                                        -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.03)      (.03)
Distributions from net realized gain on investment transactions            (.04)       -0-
                                                                        -------     ------
Total dividends and distributions                                          (.07)      (.03)
                                                                        -------     ------
Net asset value, end of period                                          $  9.01     $10.69
                                                                        =======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (15.06)%     7.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $     9     $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.50%      1.50%(f)
 Expenses, before waivers/reimbursements                                   6.68%      8.13%(f)
 Net investment income(c)                                                   .50%       .01%(f)
Portfolio turnover rate                                                     101%        86%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               CLASS I
                                                                                  OCTOBER 26,
                                                                       YEAR ENDED 2010(a) TO
                                                                        JUNE 30,   JUNE 30,
                                                                          2012       2011
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.70     $10.00
                                                                        -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .07        .02
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.67)       .72
Contributions from Adviser(d)                                               .00        .00
                                                                        -------     ------
Net increase (decrease) in net asset value from operations                (1.60)       .74
                                                                        -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.04)      (.04)
Distributions from net realized gain on investment transactions            (.04)       -0-
                                                                        -------     ------
Total dividends and distributions                                          (.08)      (.04)
                                                                        -------     ------
Net asset value, end of period                                          $  9.02     $10.70
                                                                        =======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (14.85)%     7.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $ 6,721     $7,970
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.25%      1.25%(f)
 Expenses, before waivers/reimbursements                                   6.41%      7.82%(f)
 Net investment income(c)                                                   .75%       .27%(f)
Portfolio turnover rate                                                     101%        86%
----------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)Annualized.

                                                                             95

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO
--------------------------------------------------------------------------------
                                                                        CLASS A
                                                                        JULY 6,
                                                                       2011(a) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .03
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.71)
                                                                        -------
Net decrease in net asset value from operations                           (1.68)
                                                                        -------
Net asset value, end of period                                          $  8.32
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (16.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $    40
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                1.55%
 Expenses, before waivers/reimbursements(e)                               27.22%
 Net investment income(c)(e)                                                .41%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        CLASS C
                                                                        JULY 6,
                                                                       2011(a) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.02)
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.72)
                                                                        -------
Net decrease in net asset value from operations                           (1.74)
                                                                        -------
Net asset value, end of period                                          $  8.26
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (17.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $     8
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                2.25%
 Expenses, before waivers/reimbursements(e)                               41.92%
 Net investment loss(c)(e)                                                 (.19)%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------
See footnotes on page 98

--------------------------------------------------------------------------------
                                                                       ADVISOR CLASS
                                                                          JULY 6,
                                                                        2011(a) TO
                                                                         JUNE 30,
                                                                           2012
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 10.00
                                                                          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                   .07
Net realized and unrealized loss on investment and foreign currency
 transactions                                                               (1.72)
                                                                          -------
Net decrease in net asset value from operations                             (1.65)
                                                                          -------
Net asset value, end of period                                            $  8.35
                                                                          =======
TOTAL RETURN
Total investment return based on net asset value(d)                        (16.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $   751
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  1.25%
 Expenses, before waivers/reimbursements(e)                                 20.96%
 Net investment income(c)(e)                                                  .88%
Portfolio turnover rate                                                        93%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        CLASS R
                                                                        JULY 6,
                                                                       2011(a) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .03
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.74)
                                                                        -------
Net decrease in net asset value from operations                           (1.71)
                                                                        -------
LESS: DIVIDENDS
Dividends from net investment income                                       (.04)
                                                                        -------
Net asset value, end of period                                          $  8.25
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (17.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $     8
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                1.75%
 Expenses, before waivers/reimbursements(e)                               20.89%
 Net investment income(c)(e)                                                .31%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------
See footnotes on page 98

                                                                             97

--------------------------------------------------------------------------------
                                                                        CLASS K
                                                                        JULY 6,
                                                                       2011(A) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .07
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.76)
                                                                        -------
Net decrease in net asset value from operations                           (1.69)
                                                                        -------
LESS: DIVIDENDS
Dividends from net investment income                                       (.05)
                                                                        -------
Net asset value, end of period                                          $  8.26
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (16.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $    22
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                1.50%
 Expenses, before waivers/reimbursements(e)                               20.66%
 Net investment income(c)(e)                                                .83%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        CLASS I
                                                                        JULY 6,
                                                                       2011(A) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .07
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.73)
                                                                        -------
Net decrease in net asset value from operations                           (1.66)
                                                                        -------
LESS: DIVIDENDS
Dividends from net investment income                                       (.06)
                                                                        -------
Net asset value, end of period                                          $  8.28
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (16.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $ 2,442
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                1.25%
 Expenses, before waivers/reimbursements(e)                               20.36%
 Net investment income(c)(e)                                                .82%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney
General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and
Expenses of the Fund" in the Summary Information at the beginning of this
Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of each
Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on
www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  571.78    $ 9,906.77
   2              9,906.97      495.35    10,402.32     151.87     10,250.45
   3             10,250.45      512.52    10,762.97     157.14     10,605.83
   4             10,605.83      530.29    11,136.12     162.59     10,973.53
   5             10,973.53      548.68    11,522.21     168.22     11,353.99
   6             11,353.99      567.70    11,921.69     174.06     11,747.63
   7             11,747.63      587.38    12,335.01     180.09     12,154.92
   8             12,154.92      607.75    12,762.67     186.33     12,576.34
   9             12,576.34      628.82    13,205.16     192.80     13,012.36
   10            13,012.36      650.62    13,662.98     199.48     13,463.50
   --------------------------------------------------------------------------
   Cumulative                $5,607.86               $2,144.36

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  550.67    $ 9,928.08
   2              9,928.08      496.40    10,424.48     142.82     10,281.66
   3             10,281.66      514.08    10,795.74     147.90     10,647.84
   4             10,647.84      532.39    11,180.23     153.17     11,027.06
   5             11,027.06      551.35    11,578.41     158.62     11,419.79
   6             11,419.79      570.99    11,990.78     164.27     11,826.51
   7             11,826.51      591.33    12,417.84     170.12     12,247.72
   8             12,247.72      612.39    12,860.11     176.18     12,683.93
   9             12,683.93      634.20    13,318.13     182.46     13,135.67
   10            13,135.67      656.78    13,792.45     188.96     13,603.49
   --------------------------------------------------------------------------
   Cumulative                $5,638.66               $2,035.17

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  544.64    $ 9,934.11
   2              9,934.11      496.71    10,430.82     124.13     10,306.69
   3             10,306.69      515.33    10,822.02     128.78     10,693.24
   4             10,693.24      534.66    11,227.90     133.61     11,094.29
   5             11,094.29      554.71    11,649.00     138.62     11,510.38
   6             11,510.38      575.52    12,085.90     143.82     11,942.08
   7             11,942.08      597.10    12,539.18     149.22     12,389.96
   8             12,389.96      619.50    13,009.46     154.81     12,854.65
   9             12,854.65      642.73    13,497.38     160.62     13,336.76
   10            13,336.76      666.84    14,003.60     166.64     13,836.96
   --------------------------------------------------------------------------
   Cumulative                $5,681.85               $1,844.89

                                                                            A-1

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                           HYPOTHETICAL INVESTMENT               HYPOTHETICAL
              HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
  YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
  ---------------------------------------------------------------------------
  1           $ 10,000.00   $   478.75  $ 10,053.75  $   559.72   $ 9,919.03
  2              9,919.03       495.95    10,414.98      139.56    10,275.42
  3             10,275.42       513.77    10,789.19      144.58    10,644.61
  4             10,644.61       532.23    11,176.84      149.77    11,027.07
  5             11,027.07       551.35    11,578.42      155.15    11,423.27
  6             11,423.27       571.16    11,994.43      160.73    11,833.70
  7             11,833.70       591.69    12,425.39      166.50    12,258.89
  8             12,258.89       612.94    12,871.83      172.48    12,699.35
  9             12,699.35       634.97    13,334.32      178.68    13,155.64
  10            13,155.64       657.78    13,813.42      185.10    13,628.32
  ---------------------------------------------------------------------------
  Cumulative                $ 5,640.59               $ 2,012.27

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

                           HYPOTHETICAL INVESTMENT                HYPOTHETICAL
              HYPOTHETICAL PERFORMANCE    AFTER      HYPOTHETICAL    ENDING
  YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES*    INVESTMENT
  ----------------------------------------------------------------------------
  1           $ 10,000.00   $   478.75  $ 10,053.75   $   561.73   $ 9,917.02
  2              9,917.02       495.85    10,412.87       268.65    10,144.22
  3             10,144.22       507.21    10,651.43       274.81    10,376.62
  4             10,376.62       518.83    10,895.45       281.10    10,614.35
  5             10,614.35       530.72    11,145.07       287.54    10,857.53
  6             10,857.53       542.88    11,400.41       294.13    11,106.28
  7             11,106.28       555.31    11,661.59       300.87    11,360.72
  8             11,360.72       568.04    11,928.76       307.76    11,621.00
  9             11,621.00       581.05    12,202.05       314.81    11,887.24
  10            11,887.24       594.36    12,481.60       322.03    12,159.57
  ----------------------------------------------------------------------------
  Cumulative                $ 5,373.00                $ 3,213.43

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
--------------------------------------------------------------------------------

                           HYPOTHETICAL INVESTMENT               HYPOTHETICAL
              HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
  YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
  ---------------------------------------------------------------------------
  1           $ 10,000.00   $   478.75  $ 10,053.75  $   582.84   $ 9,895.91
  2              9,895.91       494.80    10,390.71      163.13    10,227.58
  3             10,227.58       511.38    10,738.96      168.60    10,570.36
  4             10,570.36       528.52    11,098.88      174.25    10,924.63
  5             10,924.63       546.23    11,470.86      180.09    11,290.77
  6             11,290.77       564.54    11,855.31      186.13    11,669.18
  7             11,669.18       583.46    12,252.64      192.37    12,060.27
  8             12,060.27       603.01    12,663.28      198.81    12,464.47
  9             12,464.47       623.22    13,087.69      205.48    12,882.21
  10            12,882.21       644.11    13,526.32      212.36    13,313.96
  ---------------------------------------------------------------------------
  Cumulative                $ 5,578.02               $ 2,264.06

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  565.75    $ 9,913.00
   2              9,913.00      495.65    10,408.65     145.72     10,262.93
   3             10,262.93      513.15    10,776.08     150.87     10,625.21
   4             10,625.21      531.26    11,156.47     156.19     11,000.28
   5             11,000.28      550.01    11,550.29     161.70     11,388.59
   6             11,388.59      569.43    11,958.02     167.41     11,790.61
   7             11,790.61      589.53    12,380.14     173.32     12,206.82
   8             12,206.82      610.34    12,817.16     179.44     12,637.72
   9             12,637.72      631.89    13,269.61     185.77     13,083.84
   10            13,083.84      654.19    13,738.03     192.33     13,545.70
   --------------------------------------------------------------------------
   Cumulative                $5,624.20               $2,078.50

A-2

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  581.84    $9,896.91
   2              9,896.91      494.85    10,391.76     835.50     9,556.26
   3              9,556.26      477.81    10,034.07     806.74     9,227.33
   4              9,227.33      461.37     9,688.70     778.97     8,909.73
   5              8,909.73      445.49     9,355.22     752.16     8,603.06
   6              8,603.06      430.15     9,033.21     726.27     8,306.94
   7              8,306.94      415.35     8,722.29     701.27     8,021.02
   8              8,021.02      401.05     8,422.07     677.13     7,744.94
   9              7,744.94      387.25     8,132.19     653.83     7,478.36
   10             7,478.36      373.92     7,852.28     631.32     7,220.96
   --------------------------------------------------------------------------
   Cumulative                $4,365.99               $7,145.03

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $   580.83   $9,897.92
   2              9,897.92      494.90    10,392.82    2,828.93    7,563.89
   3              7,563.89      378.19     7,942.08    2,161.83    5,780.25
   4              5,780.25      289.01     6,069.26    1,652.05    4,417.21
   5              4,417.21      220.86     4,638.07    1,262.48    3,375.59
   6              3,375.59      168.78     3,544.37      964.78    2,579.59
   7              2,579.59      128.98     2,708.57      737.27    1,971.30
   8              1,971.30       98.57     2,069.87      563.42    1,506.45
   9              1,506.45       75.32     1,581.77      430.56    1,151.21
   10             1,151.21       57.56     1,208.77      329.03      879.74
   --------------------------------------------------------------------------
   Cumulative                $2,390.92               $11,511.18

* Expenses are net of any fee waiver or expense waiver in the first year.
  Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary
  Information at the beginning of this Prospectus.

                                                                            A-3

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the
Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange
Commission (the "Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the
   Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

    FUND                                                        SEC FILE NO.
    ------------------------------------------------------------------------
    AllianceBernstein Growth Fund                                811-05088
    AllianceBernstein Large Cap Growth Fund                      811-06730
    AllianceBernstein Discovery Growth Fund                      811-00204
    AllianceBernstein Small Cap Growth Portfolio                 811-01716
    AllianceBernstein U.S. Strategic Research Portfolio          811-01716
    AllianceBernstein Global Thematic Growth Fund                811-03131
    AllianceBernstein International Growth Fund                  811-08426
    AllianceBernstein International Discovery Equity Portfolio   811-01716
    AllianceBernstein International Focus 40 Portfolio           811-01716
                                                                  PRO-0101-1112

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